SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934


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[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                     Maxim Series Fund, Inc.
        (Name of Registrant as Specified in Its Charter)

                     Maxim Series Fund, Inc.
           (Name of Person(s) Filing Proxy Statement)

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[ ]  No fee required.
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state how it was determined.

[ ]Fee paid previously with preliminary materials
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Identify the previous filing by registration
  statement number, or the Form or Schedule and the date of its
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     Date Filed:
                     MAXIM SERIES FUND, INC.
                     8515 EAST ORCHARD ROAD
                   ENGLEWOOD, COLORADO  80111





February 6, 1997



Participants and Contract Owners of
FutureFunds Series Account and
Maxim Series Account

Dear Participants and Contract Owners:

Enclosed you will find proxy solicitation materials for a special meeting of shareholders of
Maxim Series Fund, Inc. (the "Fund"). As you know, your variable annuity contract, issued by Great-West Life & Annuity Insurance Company ("GWL&A"), is funded in part by purchase of shares of the Fund. You have the right under the contract to direct GWL&A as to the voting of a proportionate number of Fund shares consistent with the value of your variable contract.

There are three proposals which you are being asked to consider. Proposal 1.a. affects only the Maxim INVESCO ADR Portfolio; Proposal 1.b. affects only the Maxim INVESCO
Small-Cap Growth Portfolio; and, Proposal 1.c. affects only the Maxim INVESCO Balanced
Portfolio. As explained in the enclosed proxy material, only those Participants and Contract
Owners with an investment corresponding to these Portfolios may vote on these matters.

We urge you to complete the enclosed proxy form and return it as promptly as possible.

Sincerely,

/s/ Ruth B. Lurie

Ruth B. Lurie
Secretary

                                     PROXY
                            MAXIM SERIES FUND, INC.
          PROXY for SPECIAL MEETING OF SHAREHOLDERS FEBRUARY 27,
1997

The undersigned hereby appoints R.B. Lurie, B.A. Byrne or G.R. Derback, or any of them, with full power of substitution to each, to be the attorneys and proxies of the undersigned at the Special Meeting of
Shareholders of Maxim Series Fund, Inc. to be held at 8515 E. Orchard Rd., Englewood, Colorado, at
10:00 a.m. on February 27, 1997 and at any adjournment thereof, and to represent and cast the votes
held on record by the undersigned on December 31, 199   6    , upon
the proposals below and as set forth
in the Notice of Special Meeting and Proxy Statement for such meeting.

1.A.PROPOSAL TO APPROVE OR DISAPPROVE THE SUB-ADVISORY AGREEMENT
for the Maxim
   INVESCO ADR Portfolio.
                [  ]  FOR       [  ]  AGAINST           [  ]
ABSTAIN
        (The Board of Directors recommends a vote FOR)

1.B.    PROPOSAL TO APPROVE OR DISAPPROVE THE SUB-ADVISORY
AGREEMENT for the Maxim
        INVESCO Small-Cap Growth Portfolio.
                [  ]  FOR       [  ]  AGAINST           [  ]
ABSTAIN
        (The Board of Directors recommends a vote FOR)

1.C.    PROPOSAL TO APPROVE OR DISAPPROVE THE SUB-ADVISORY
AGREEMENT for the Maxim
        INVESCO Balanced Portfolio.
                [  ]  FOR       [  ]  AGAINST           [  ]
ABSTAIN
        (The Board of Directors recommends a vote FOR)

2.      In the Board of Directors' discretion, on such other
business which may properly
        come before the meeting or any adjournment thereof.
                [  ]  FOR       [  ]  AGAINST           [  ]
ABSTAIN

This Proxy will be voted as specified.  IF NO SPECIFICATIONS ARE
MADE, THIS PROXY WILL BE
VOTED AS STATED IN THE PROXY STATEMENT.  THIS PROXY IS SOLICITED ON
BEHALF OF THE
BOARD OF DIRECTORS.


Dated:                          , 1997

                                                (Signature of
Shareholder)

This Proxy may be revoked by the Shareholder (Contractowner) at any time prior to the Special Meeting.

            Please sign and date your Proxy and return promptly in the accompanying envelope.

             PROXY STATEMENT

                                  MAXIM SERIES FUND, INC.
Executive Offices:            8515 East Orchard Road
                              Englewood, Colorado 80111
Mailing Address:              P.O. Box 1700
                              Denver, Colorado 80201


                           February 6, 1997
                              SPECIAL MEETING OF SHAREHOLDERS
                               TO BE HELD FEBRUARY 27, 1997

Introduction

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Maxim Series Fund, Inc. (the "Fund"), a Maryland corporation, to be voted at a Special Meeting (the
"Meeting") of Shareholders of the Maxim INVESCO Small-Cap Growth Portfolio (the "Small-Cap Growth
Portfolio"), Maxim INVESCO Balanced Portfolio (the "Balanced Portfolio"), and Maxim INVESCO ADR
Portfolio (the "ADR Portfolio") (collectively, the "Portfolios") of the Fund, to be held at 8515 East Orchard
Road, Englewood, Colorado, on Thursday, February 27, 1997 at 10:00 a.m. Mountain Standard Time. It is anticipated that the approximate mailing date of this Proxy Statement will be February 6, 1997.

The primary purpose of the Meeting is to allow the Portfolio's shareholders to consider new sub-advisory agreements for the Portfolios. As explained in more detail below, the existing sub-advisory agreements for the Portfolios will terminate automatically, by operation of law, upon the consummation of the proposed merger (the "Merger") of AIM Management Group Inc. ("AIM") and a direct, wholly-owned subsidiary of
INVESCO PLC ("INVESCO"). Shareholders are not being asked to approve the Merger; rather, they are being asked to continue the existing investment sub-advisory relationships for the Portfolios under new contracts which would take effect at the time of the Merger.

Other than their effective and expiration dates, the proposed new sub-advisory agreement for each of the Portfolios is identical in form and terms to the present agreements.

The Board of Directors has fixed the close of business on December 31, 1996 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof
(the "Record Date"). Owners of contracts ("Contractowners") issued through the Series Accounts (as that term is defined below) by Great-West Life & Annuity Insurance Company ("GWL&A") who have allocated contract value to one or more of the Portfolios as of the Record Date will be entitled to provide voting instructions with respect to their proportionate interest (including fractional interests) in each Portfolio.
   Shares of the Portfolios are sold to the Maxim Series Account, FutureFunds Series Account and FutureFunds II Series Account of GWL&A to fund certain variable annuity contracts issued by GWL&A.
The
above-mentioned accounts of GWL&A
are hereinafter referred to as the "Series Accounts." In addition, shares of the Portfolios are sold to the FutureFunds Series Account II of GWL&A. FutureFunds Series Account II is not registered with the Securities and Exchange Commission and the vote of the owners of contracts issued through FutureFunds
Series Account II is not being solicited. On the Record Date, there were 5,696,363 shares of the ADR
Portfolio, 22,210,373 shares of the Small-Cap Growth Portfolio, and 15,360,820 shares of the Balanced
Portfolio, common stock $.10 par value per share outstanding.

The investment adviser to the Fund is GW Capital Management, Inc.
("GWCMI" or "Adviser"), 8515
East Orchard Road, Englewood, Colorado 80111. The sub-adviser to the Portfolios is INVESCO Trust
Company ("ITC"), P.O. Box 173706, Denver, Colorado 80217.

Shares of the Portfolios are owned by the Series Accounts, on behalf of Contractowners and by The
Great-West Life Assurance Company ("Great-West") who provided initial capital to the Fund. In accordance with GWL&A's view of present applicable law, shares of the Portfolios held in the Series Accounts will be voted based on instructions received from Contractowners who have allocated contract value to one or more
Portfolios as of the Record Date. The number of votes which a Contractowner has the right to cast will be determined by applying his/her percentage interest in a Portfolio (held through a Series Account) to the total number of votes attributable to such Portfolio. In determining the number of votes, fractional shares will be recognized. Fund shares as to which no timely voting instructions are received and Fund shares owned by Great-West and by FutureFunds Series Account II will be voted by GWL&A in proportion to the voting instructions which are received from Contractowners. Voting instructions to abstain on any item will be applied on a pro rata basis to reduce the votes eligible to be cast. A proxy may be revoked at any time before it is voted by the furnishing of a written revocation, properly executed, to the Fund's Secretary before the Meeting or by attending the meeting. In addition to the solicitation of proxies by mail, proxies may be solicited by officers and employees of the Fund or GWL&A or its agents or affiliates personally or by telephone.

The following table indicates the Portfolios being solicited with respect to the Proposals being presented at the meeting:

Proposal

Summary

Eligible Votes


1.A.  Approval of New Sub-
Advisory Agreement - ADR
Portfolio

A proposal to approve a new
Sub-Advisory Agreement for the
ADR Portfolio among the Fund,
GWCMI and ITC to replace the
existing agreement among the
Fund, GWCMI and ITC.

Contractowners having an
interest in an investment option
corresponding to the ADR
Portfolio.


1.B.  Approval of New Sub-
Advisory Agreement - Small-Cap
Growth Portfolio

A proposal to approve a new
Sub-Advisory Agreement for the
Small-Cap Growth Portfolio
among the Fund, GWCMI and
ITC to replace the existing
agreement among the Fund,
GWCMI and ITC.

Contractowners having an
interest in an investment option
corresponding to the Small-Cap
Growth Portfolio.


1.C.  Approval of New-Sub-
Advisory Agreement - Balanced
Portfolio
A proposal to approve a new
Subadvisory Agreement for the
Balanced Portfolio among the
Fund, GWCMI and ITC to
replace the existing agreement
among the Fund, GWCMI and
ITC.

Contractowners having an
interest in an investment option
corresponding to the Balanced
Portfolio.

If the enclosed form of proxy is duly executed and returned in time to be voted at the Meeting, and not subsequently revoked, all shares represented by the proxy will be voted in accordance with the instructions marked thereon. Approval of Proposals 1.A., 1.B., and 1.C. requires the vote of a "majority of the outstanding voting securities," within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").
The term "majority of the outstanding voting securities" is defined under the 1940 Act to mean: (a) 67% or more of the outstanding shares present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares, whichever is less.

The Board may seek one or more adjournments of the Meeting to solicit additional shareholders, if necessary, to obtain a quorum for the Meeting, or to obtain the required shareholder vote to approve
Proposals 1.A., 1.B. and 1.C. An adjournment would require the affirmative vote of the holders of a majority of the shares present at the Meeting (or an adjournment thereof) in person or by proxy and entitled to vote.
If adjournment is proposed in order to obtain the required shareholder vote on a particular proposal, the persons named as proxies will vote in favor of adjournment those shares which they are entitled to vote in favor of such proposal and will vote against adjournment those shares which they are required to vote against such proposal. A shareholder vote may be taken on one or more of the proposals discussed herein prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

The Fund and the Portfolios will pay no expenses associated with this proxy solicitation. Such expenses will be paid by GWCMI. Management of the Fund knows of no other business, other than that set forth in Proposals 1.A., 1.B. and 1.C. which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed Proxy to vote in accordance with their best judgment.

                                        PROPOSAL 1

A.Approval of the Sub-Advisory Agreement among the Fund, the Investment Adviser and INVESCO
Trust Company for the ADR Portfolio

B.Approval of the Proposed Sub-Advisory Agreement among the Fund, the Investment Adviser and
INVESCO Trust Company for the Small-Cap Growth Portfolio

C.Approval of the Proposed Sub-Advisory Agreement among the Fund, the Investment Adviser and
INVESCO Trust Company for the Balanced Portfolio


                                        Background

On November 4, 1996, INVESCO and INVESCO Group Services, Inc. ("IGS") entered into an agreement of merger (the "Merger Agreement") with AIM pursuant to which IGS or another wholly-owned
U.S. subsidiary of INVESCO ("INVESCO Sub") will acquire all the issued and outstanding shares of AIM capital stock. ITC serves as a sub-adviser to the Fund with respect to the Portfolios pursuant to the sub-advisory agreements ("Current Sub-Advisory Agreements"). ITC is a wholly-owned subsidiary of INVESCO
Funds Group, Inc. and is an indirect, wholly-owned subsidiary of INVESCO. INVESCO is a publicly traded holding company organized under the laws of England in 1935. The ordinary shares of INVESCO, 25 pence nominal value per share (the "Ordinary Shares"), are traded on the London Stock Exchange. INVESCO's subsidiaries provide investment advisory services throughout the world. As of September 30, 1996, the total assets advised by INVESCO and its subsidiaries were approximately $91.1 billion. AIM is a holding company that has been engaged in the financial services business since 1976 and, together with its affiliates, advises or manages 38 investment company portfolios comprising the AIM Family of Funds'. As of October 31, 1996, the total assets of the registered investment company portfolios advised or managed by AIM and its affiliates were approximately $57 billion.

The Merger is being treated, for purposes of the Investment Company Act of 1940 (the "1940 Act"), as
a change of control of INVESCO and its subsidiary and affiliated
firms, including ITC.   Under the 1940 Act,
such a change of control constitutes an "assignment" (as defined in the 1940 Act) of the sub-advisory agreements pursuant to which ITC serves as a sub-adviser to the Portfolios, and results in the automatic termination of the Current Sub-Advisory Agreements, effective at the time of the Merger. The Fund's Board of Directors has approved and recommended that the shareholders of each of the Portfolios approve a new sub-advisory agreement with ITC which would be substantively identical to the Current Sub-Advisory
Agreement (except for its effective and termination date), and would take effect immediately after the closing of the Merger. The result would be to permit ITC to continue to perform sub-advisory services for each of the Portfolios after the Merger, on the same terms as are presently in effect.

GWCMI, a Colorado corporation, is the investment adviser to the Fund pursuant to an existing investment advisory agreement (the "Investment Advisory Agreement") dated December 1, 1996, which will remain in effect until April 22, 1997. While GWCMI is at all times subject to the direction of the Board of Directors of the Fund, the Investment Advisory Agreement provides that GWCMI, subject to the review by the Board of Directors, is responsible for the actual day-to-day management of the Fund and its Portfolios.

GWCMI has contractually delegated responsibility for day-to-day investment management to ITC with respect to the Small-Cap Growth, ADR and Balanced Portfolios.
The arrangement between GWCMI and
ITC is described in the proposed new sub-advisory agreements (which are substantively identical to the Current
Sub-Advisory Agreements with ITC), among ITC, GWCMI and the Fund.

GWCMI is a wholly-owned subsidiary of GWL&A, which is a wholly-owned subsidiary of Great-West, a
Canadian stock life insurance company. Great-West is a 99.4% owned subsidiary of Great-West Lifeco Inc., which in turn is an 86.4% owned subsidiary of Power Financial Corporation, Montreal, Quebec. Power
Corporation of Canada, a holding and management company, has voting control of Power Financial
Corporation of Canada. Mr. Paul Desmarais, and his associates, a group of private holding companies which he controls, have voting control of Power Corporation of Canada.

The Proposed Sub-Advisory Agreements

If shareholders of each of the Portfolios approve the Proposed
Sub-Advisory Agreements, the Proposed
Sub-Advisory Agreements will become effective immediately after the closing of the Merger. This summary of the Proposed Sub-Advisory Agreements is qualified in its entirety by reference to the form of such agreements attached to this Proxy Statement as Exhibits A.1., A.2. and A.3., respectively.

Each of the Proposed Sub-Advisory Agreements will remain in effect, unless earlier terminated, for an initial term expiring two years from the Closing Date as defined below. As previously discussed, the sole purpose of entering into the Proposed Sub-Advisory Agreements is to enable ITC to continue to serve as the sub-adviser to the Portfolios after termination of each of the Current Sub-Advisory Agreements by virtue of the "assignment" of such agreements that could result from the Merger. The material terms and provisions of each of the Proposed Sub-Advisory Agreements, other than their respective effective and termination dates, are the same, in all substantive respects, as those of the corresponding Current Sub-Advisory Agreements, which are summarized below.

The Current Sub-Advisory Agreements

The Current Sub-Advisory Agreements for the ADR Portfolio and the Small-Cap Growth Portfolio are dated November 1, 1994 and were amended as of December 1, 1996 to reflect the substitution of GWCMI as investment advisor, and were unanimously approved prior to such date by a vote cast in person by a majority of the Fund's Directors, including a majority of the Independent Directors. The Current Sub-Advisory
Agreement for the Balanced Portfolio is dated August 2, 1996 and was amended as of December 1, 1996 to reflect the substitution of GWCMI as investment advisor, and was unanimously approved prior to such date by a vote cast in person by a majority of the Fund's Directors, including a majority of the Independent
Directors. The continuation of the Current Sub-Advisory Agreement for the ADR Portfolio and Small-Cap
Growth Portfolio until April 1, 1997, was approved by the Directors, including a majority of the Independent
Directors, at a meeting of the Directors called for the purpose of approving such Current Sub-Advisory
Agreement. The continuation of the Current Sub-Advisory Agreement for the Balanced Portfolio until August
2, 1998 was approved by the Directors, including a majority of the Independent Directors at a meeting called for the purpose of approving such Agreement.

The Current Sub-Advisory Agreements may be continued from year to year as to each Portfolio as long as each such continuance is approved at least annually by the Board, or by a vote of the holders of a majority of the then-outstanding voting securities (as defined below under "Vote Required") of the Portfolios. Any such continuance also must be approved by a majority of the Independent Directors of the Fund at a meeting called for the purpose of voting on such continuance. Upon sixty (60) days' written notice, the Current Sub-Advisory
Agreements may be terminated at any time without penalty by the Board, or by a majority of the then-outstanding voting securities of the applicable Portfolios or, with respect to a particular Portfolio, by a majority of the then-outstanding voting securities of that Portfolio, or by ITC. As discussed earlier, the Current Sub-Advisory Agreements terminate automatically in the event of their "assignment" under the 1940
Act.

The Current Sub-Advisory Agreements provide that ITC shall maintain a continuous investment program for each of the Portfolios that is consistent with the Portfolios' respective investment objectives and policies as set forth in the Fund's registration statement (the "Registration Statement") and prospectuses and statements of additional information of each of the Portfolios (the "Prospectus" and the "SAI") as in effect from time to time under the 1940 Act and the Securities Act of 1933, as amended. In the performance of such duties, ITC shall, among other things: (i) manage the investment and reinvestment of the assets of the Portfolios; (ii) determine what securities are to be purchased or sold for the Portfolios and place, or arrange for the placement of, all orders for such transactions; (iii) furnish the Portfolios with investment analysis and research, reviews of current economic conditions and trends and considerations respecting long-range investment policies; (iv) make recommendations as to the manner in which rights pertaining to the Portfolios' securities should be exercised; and (v) furnish requisite office space, equipment and facilities as may reasonably be requested by the Fund from time to time. Except to the extent assumed by ITC under the Current Sub-
Advisory Agreements or required by law, expenses incurred in connection with the operations and organization of the Portfolios are borne by the Portfolios.

As full compensation for its sub-advisory services to the Fund, ITC receives a monthly fee. The fee is based upon a percentage of each Portfolio's average net assets, determined daily. With respect to the ADR
Portfolio, the fee is calculated at the annual rate of 0.55% of the first $50 million of the Portfolio's average net assets; 0.50% of the next $50 million of the Portfolio's average net assets; and 0.40% of the Portfolio's average net assets over $100 million. With respect to each of the Small-Cap Growth Portfolio and the
Balanced Portfolio, the fee is calculated at the annual rate of 0.55% of the first $25 million of the Portfolio's average net assets; 0.50% of the next $50 million of the Portfolio's average net assets; 0.40% of the next $25 million of the Portfolio's average net assets; and 0.35% of the Portfolio's average net assets over $100 million.
In 1996, ITC was paid $122,084 aggregate compensation for its
sub-advisory services to the Portfolios.     Under the Proposed
Sub-Advisory Agreements, the fee that ITC will receive for its sub-advisory services to the Fund will be the same as that under the Current Sub-Advisory Agreements.

For information concerning other funds with similar investment objectives to the Portfolios for which ITC acts as investment advisor, see Exhibit B to this Proxy Statement.

The Current Sub-Advisory Agreements provide that ITC shall not be liable for any error of judgment, mistake of law, any loss arising out of any investment, or for any other act or omission in the performance of its obligations under the Current Sub-Advisory Agreements not involving willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under such Agreements.

With respect to each of the Current Sub-Advisory Agreements, the sub-advisory fees are paid by GWCMI, and not by the Portfolios or their shareholders.

Description of Merger

Pursuant to the Merger Agreement, IGS or another wholly-owned U.S. subsidiary of INVESCO
("INVESCO Sub") will acquire all the issued and outstanding shares of AIM capital stock for consideration valued on November 4, 1996 at approximately $1.6 billion, plus the amount of AIM net income from September 1, 1996 through the date on which the Merger is consummated (the "Closing Date"), minus dividends paid during such period and subject to adjustments for certain balance sheet items and transaction expenses. The consideration will include 290 million new Ordinary Shares (including Ordinary Shares issuable in respect of vested and unvested AIM options) of INVESCO valued on November 4, 1996 at approximately
$1.1 billion. The balance of the consideration will be paid in cash. Upon consummation of the Merger, the AIM shareholders will own approximately 45% of INVESCO's total outstanding capital stock on a fully-diluted basis. Thereafter, INVESCO will change its name to "AMVESCO PLC". (ITC's name will not change.)

The Closing Date is presently expected to occur on or about February 28, 1997, subject to the satisfaction of conditions to closing that include, among other things: (a) INVESCO having consummated one or more financings and having received net proceeds of not less than $500 million; (b) the respective aggregate annualized asset management fees of INVESCO and AIM (based on assets under management, excluding the effects of market movements), in respect of which consents to the Merger have been obtained being equal to or greater than 87.5% of all such fees; (c) INVESCO and AIM having received certain consents from regulators, lenders and/or other third parties; (d) AIM not having received from the holder or holders of more than 2% of the outstanding AIM shares notices that they intend to exercise dissenters' rights; (e) a Voting
Agreement, Standstill Agreement, Transfer Restriction Agreements, Transfer Administration Agreement,
Registration Rights Agreement, Indemnification Agreement and employment agreements with approximately thirty AIM employees having been executed and delivered; (f) AIM having received an opinion from its U.S.
counsel that the Merger will be treated as a tax-free reorganization; and (g) shareholder resolutions to appoint to INVESCO's board of directors (the "INVESCO Board") six AIM designees and a resolution of the INVESCO Board to appoint the seventh AIM designee having been passed and not revoked.

The Merger Agreement may be terminated at any time prior to the Closing Date by written notice by AIM or INVESCO to the other after June 1, 1997 or under other circumstances set forth in the Merger Agreement.
In certain circumstances occurring on or before September 30, 1997, a termination fee will be payable by the party in respect of which such circumstances have occurred.

In connection with the Merger, the following agreements, each to be effective upon the closing of the Merger, have been or will be executed:

Voting Agreement. Certain AIM shareholders and their spouses, the current directors of INVESCO and proposed directors of INVESCO (expected to hold in the aggregate approximately 25% of the Ordinary
Shares of INVESCO outstanding immediately following consummation of the Merger) have agreed to vote as directors and as shareholders to ensure that: (a) the INVESCO Board will have fifteen members, consisting of four executive directors and three non-executive directors designated by INVESCO's current senior management, four executive directors and three non-executive directors designated by AIM's current senior management and a Chairman; (b) the initial Chairman will be Charles W. Brady
(INVESCO's current Chairman) and the initial Vice Chairman will be Charles T. Bauer (AIM's current
Chairman); and (c) the parties will vote at any INVESCO shareholder meetings on resolutions (other than those in respect of the election of directors) supported by two-thirds of the INVESCO Board in the same proportion as votes are cast by unaffiliated shareholders. The Voting Agreement will terminate on the earlier of the fourth anniversary of the Closing Date or the date on which a resolution proposed by an INVESCO-designated board member is approved by the INVESCO Board despite being voted against by each AIM-designated board member present at such INVESCO Board meeting.

Standstill Agreement and Transfer Restriction Agreements. Certain AIM shareholders and their spouses and certain significant shareholders of INVESCO have agreed, under certain circumstances for a maximum period of five years, not to engage in a number of specified activities that might result in a change of the ownership or control positions of INVESCO existing as of the Closing Date. AIM shareholders and
INVESCO's current Chairman will be restricted in their ability to transfer their shares of INVESCO for a period of up to five years.

If the conditions to the Merger are not met or waived, or if the Merger Agreement is terminated, the
Merger will not be consummated and the Current Sub-Advisory Agreements will remain in effect. If the Proposed Sub-Advisory Agreements are approved and the Merger is thereafter consummated, the Proposed
Sub-Advisory Agreements will be executed and become effective on the Closing Date. In the event the Merger is consummated and the Proposed Sub-Advisory Agreements are not approved by each of the Portfolios, the Proposed Sub-Advisory Agreement will be approved as to those Portfolios that voted in favor of the Proposed
Sub-Advisory Agreement and the Board will determine what action to take as to any Portfolio that voted against the Proposed Sub-Advisory Agreement.

Under the Merger Agreement, INVESCO and INVESCO Sub have agreed that they will comply, and use all reasonable efforts to cause compliance on behalf of their affiliates, with the provisions of Section 15(f) of the Investment Company Act of 1940, as amended (the "1940 Act").
Section 15(f) provides, in pertinent part, that an investment adviser of an investment company and its affiliates may receive any amount or benefit in connection with a sale of securities of, or a sale of any other interest in, such investment adviser that results in an "assignment" of an investment advisory contract as long as two conditions are met. First, no "unfair burden" may be imposed on the investment company as a result of the Merger. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor investment adviser) or any interested person of any such adviser receives or is entitled to receive any compensation directly or indirectly from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). No such compensation arrangements are contemplated in connection with the Merger. The second condition is that, for a period of three years after the transaction occurs, at least 75% of the members of the board of directors of the investment company advised by such adviser are not "interested persons" (as defined in the 1940 Act) of the new or the old investment adviser.

INVESCO has advised the Fund that the Merger is not expected to have a material effect on the operations of the Fund, on the Portfolios or on their shareholders. No material change in investment philosophy, policies or strategies is currently envisioned. ITC will, following the Merger, continue to be an indirect wholly-owned subsidiary of INVESCO. The Merger Agreement does not, by its terms, contemplate any changes, other than changes in the ordinary course of business, in the management or operation of ITC relating to the Fund and the Portfolios, the personnel managing the Portfolios, or other services provided to or other business activities of the Fund. The Merger also is not expected to result in material changes in the business, corporate structure or composition of the senior management or personnel of ITC. Based on the foregoing, it is not anticipated that the Merger will cause a reduction in the quality of services now being provided to the Fund, or have any adverse effect on ITC's ability to fulfill its respective obligations under the Proposed Sub-Advisory Agreements or to operate its business in a manner consistent with its current practices.


Each of the Current Sub-Advisory Agreements, as required by Section 15 of the 1940 Act, provides for its automatic termination in the event of its assignment. Any change in control of ITC is deemed to be an assignment. Because INVESCO Ordinary Shares constituting more than 25% of the outstanding voting securities of INVESCO will be issued to the shareholders of AIM, as a result of the Merger there may be deemed to be a change in control of INVESCO. Such a change in control would cause an automatic termination of the Current Sub-Advisory Agreements under the 1940 Act.

Accordingly, in anticipation of the consummation of the Merger and in order to ensure continuity of sub-advisory services to the Fund by the ITC with respect to the Portfolios, a new sub-advisory agreement among the Fund, GWCMI and ITC is proposed to be approved by shareholders of each of the Portfolios.

The Board, including a majority of those Directors who are not "interested persons" of the Fund as such term is defined under the 1940 Act (the "Independent Directors"), has approved the Proposed Sub-Advisory
Agreements.

Evaluation of the Board of Directors

At a special meeting of the Board held on January 30, 1997, at which a majority of the Independent
Directors were in attendance, the Directors evaluated the Proposed Sub-Advisory Agreements. Prior to and during the meeting the Directors requested and received all information they deemed necessary to enable them to determine whether each of the Proposed Sub-Advisory Agreements is in the best interests of the Fund, the Portfolios and their shareholders. In reviewing the materials provided to them, the Directors noted that the personnel of ITC will continue to be responsible for managing the day-to-day affairs of the Adviser. In evaluating the effects of the Merger, the Directors viewed as significant the fact that the Sub-Adviser is expected to continue to provide to the Fund, the Portfolios and their shareholders, after the Merger, sub-advisory services of the same nature and quality as before the Merger. Specifically, the Board noted that the fees and expenses payable under each of the Proposed Sub-Advisory Agreements are identical to the fees and expenses presently in effect under the corresponding Current Agreements.

Based upon the Directors' review and the evaluations of the materials they received, and in consideration of all factors deemed relevant to them, the Directors determined that the Proposed Sub-Advisory Agreements are fair, reasonable and in the best interests of the Fund, the Portfolios and their shareholders. Accordingly, the Board, including all of the Independent Directors, unanimously approved the Proposed Sub-Advisory
Agreements and voted to recommend that all of the Portfolios' shareholders vote to approve the each of the Proposed Sub-Advisory Agreements.

Information Concerning Sub-Adviser

ITC, 7800 East Union Avenue, Denver, Colorado 80237, a Colorado trust company incorporated in 1969, is a wholly-owned subsidiary of INVESCO Funds Group, Inc. ("IFG"). GWCMI, as investment adviser, has contracted with ITC for investment advisory and research services on behalf of the ADR Portfolio, the Small-
Cap Growth Portfolio and the Balanced Portfolio. ITC has the primary responsibility for providing portfolio investment management services to the Portfolios. ITC also served as adviser or sub-adviser to 47 investment portfolios as of October 31, 1996, including 27 portfolios in the INVESCO group. These 47 portfolios had aggregate assets of approximately $12.5 billion as of October 31, 1996. In addition, ITC provides investment management services to private clients, including employee benefit plans that may be invested in a collective trust sponsored by ITC.

The principal executive officer and directors of ITC and their principal occupations are:

R. Dalton Sim, President, Chief Executive Officer and Director;
Frank M. Bishop, Director, also,
President and Chief Operating Officer of INVESCO, Inc.; Samuel T.
DeKinder, Director, also, Institutional
Marketing Manager of INVESCO North America; and Dan J. Hesser,
Director, also, President, Chief
Executive Officer and Director of IFG.

The address of each of the foregoing officers and directors is 7800 East Union Avenue, Denver, Colorado
80237, with the exception of Messrs. Bishop and DeKinder, which is 1315 Peachtree Street, N.E., Atlanta,
Georgia 30309.

Vote Required

As provided under the 1940 Act, approval of the Proposed Sub-Advisory Agreements will require the affirmative vote of a majority of the outstanding shares of each Portfolio, voting separately as a class. Such a majority is defined in the 1940 Act as the lesser of: (a) 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares of each Portfolio are present or represented by proxy, or (b) more than 50% of the total outstanding shares of each Portfolio.

THE DIRECTORS, INCLUDING A MAJORITY OF THE INDEPENDENT DIRECTORS,
RECOMMEND
THAT SHAREHOLDERS OF EACH OF THE PORTFOLIOS VOTE TO APPROVE THE
PROPOSED SUB-
ADVISORY AGREEMENTS AMONG THE FUND, GWCMI AND ITC FOR THEIR
RESPECTIVE
PORTFOLIOS.

                                  ADDITIONAL INFORMATION


Portfolio Transactions and Brokerage

Some of the portfolio transactions with respect to the Small-Cap Growth, ADR and Balanced Portfolios are placed with broker-dealers who provide ITC with supplementary investment and statistical information or furnish market quotations to such Portfolios or other clients advised by ITC, as applicable. Although it is not possible to assign an exact dollar value to those services, they may, to the extent used, tend to reduce expenses of ITC, as applicable. The services may also be used by ITC and its affiliates, in connection with their other advisory accounts and in some cases may not be used with respect to the Portfolios.

In placing orders for the purchase and sale of portfolio securities, ITC, with respect to the Portfolios selects only brokers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rate which, when combined with the quality for the foregoing services, will produce best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. ITC uses its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data.
In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of capital commitment by the broker in connection with the order, are taken into account. The Portfolios will not pay a broker a commission at a higher rate than otherwise available for the same transaction due to the value of research services provided by the broker or of any other services provided by the broker which do not contribute to the best price and execution of the transaction.

Beneficial Ownership

The number of shares of beneficial interest of each Portfolio issued and outstanding as of the Record Date
(December 31, 1996) are as follows:

                              Shares Outstanding
Portfolio                        on Record Date

ADR Portfolio                                      5,696,363
Small-Cap Growth Portfolio                        22,210,373
Balanced Portfolio                                15,360,820

As of the Record Date, other than the Series Accounts [and
FutureFunds II] as set forth below, there were no persons entitled to provide voting instructions with respect to 5% or more of a Portfolio's outstanding shares and the Directors and executive officers of the Fund did not own any Portfolio shares.

As of the Record Date, all of the shares of each Portfolio were owned of record by either: (1) Maxim
Series Account ("Maxim Account"), a separate account of GWL&A; (2) FutureFunds Series Account
("FutureFunds"), a separate account of GWL&A; (3) FutureFunds Series Account II ("FutureFunds II");
or (4) Great-West who provided initial capital to the Fund. The shares and percentage of each Portfolio held by these entities is set forth below:

    Portfolio
   Maxim Account   FutureFunds FutureFunds II   Great-West
ADR
150,802
1,859,777
1,638,003
2,047,781
Small-Cap Growth
389,143
10,042,050
9,428,583
2,350,597
Balanced
12,845,400
2,515,420

                                  SHAREHOLDER PROPOSALS

If a shareholder intends to present a proposal at the 1998 Annual Meeting of Shareholders of the Fund and desires to have the proposal included in the Fund's Proxy Statement and Form of Proxy for that meeting, the shareholder must deliver the proposal to the offices of the Fund by December 1, 1997. Shareholder proposals for the 1997 Annual Meeting of Shareholders were required to be submitted to the Fund by December 1, 1996. The expense of preparing, printing and mailing of the enclosed Form of Proxy and accompanying Notice and Proxy Statement will be borne by the Fund.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.  IF YOU DO NOT
EXPECT TO
ATTEND THE MEETING, PLEASE SIGN YOUR PROXY CARD PROMPTLY AND RETURN
IT IN THE
ENCLOSED ENVELOPE TO AVOID UNNECESSARY EXPENSE AND DELAY.  NO
POSTAGE IS
NECESSARY.

The fund will furnish, without charge, a copy of the 1995 Annual Report and the June 30, 1996 semiannual report upon request of a Contractowner who has allocated contract value to the Small-Cap
Growth, Balanced or ADR Portfolios of the Fund. Such requests should be forwarded to Lori Schmidtke, 8515
East Orchard Road, Englewood, Colorado 80111; (800) 537-2033 ext.
4932.



                              By Order of the Board of Directors,


                              Ruth B. Lurie
                              Secretary
February 6, 1997
                                       EXHIBIT A.1.

                                  SUB-ADVISORY AGREEMENT

SUB-ADVISORY AGREEMENT (herein "the Agreement" or "this Agreement")
made
this       day of            , 1997 by and between G W Capital
Management, Inc., a Colorado
corporation registered as an investment adviser under the Investment Advisers Act of 1940
("the Adviser"), INVESCO Trust Company, a Colorado trust company registered as an
Investment Adviser under the Investment Advisers Act of 1940 ("the Sub-adviser"), and
Maxim Series Fund, Inc., a Maryland corporation ("the Fund"), this Agreement embodying the arrangement whereby the Sub-adviser will act as an investment adviser to the Maxim
INVESCO ADR Portfolio of the Fund (the "Portfolio"), in conjunction with the Adviser, as follows:

                                         ARTICLE I
                                         Preamble
The Fund entered into an Investment Advisory Agreement with the Adviser, which agreement is dated April 1, 1982, and as thereafter amended, a copy of which is attached hereto as Appendix A. This advisory agreement and all amendments thereto are hereinafter referred to as "the GW Agreement". In the GW Agreement, the Adviser agreed to act as adviser to and manager of the Fund. In that capacity it agreed to manage the investment and reinvestment of the assets of any portfolio of the Fund in existence or created in the future and to administer the Fund's affairs. The Adviser wishes to obtain assistance with respect to its aforesaid advisory and management role with respect to the Portfolio only to the extent described herein, and the Fund by this Agreement agrees to such arrangement.

                                        ARTICLE II
                                 Duties of the Sub-adviser
The Adviser hereby employs the Sub-adviser to act with the Adviser as investment advisers to and managers of the Portfolio, and, subject to the review of the Board of
Directors of the Fund ("the Board"), to manage the investment and reinvestment of the assets of the Portfolio and to administer its affairs, for the period and on the terms and conditions set forth in this Agreement. The Sub-adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation provided for herein. The Sub-adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized by this Agreement or otherwise, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.
A.Investment Sub-Advisory Services. In carrying out its obligations to assist in managing the investment and reinvestment of the assets of the Portfolio, the Sub-adviser shall, when appropriate and consistent with the limitations set forth in Section B hereof:
(a)perform research and obtain and evaluate pertinent economic, statistical, and financial data relevant to the investment policies of the Portfolio;
(b)consult with the Adviser and with the Board and furnish to the Adviser and the Board recommendations with respect to an overall investment plan for the
Portfolio for approval, modification, or rejection by the Board;
(c)seek out specific investment opportunities for the Portfolio, consistent with an overall investment plan approved by the Adviser and the Board;
(d)take such steps as are necessary to implement any overall investment plan approved by the Board for the Portfolio, including making and carrying out decisions to acquire or dispose of permissible investments as set forth in the Fund's
Registration Statement, management of investments and any other property of the
Portfolio, and providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments, consulting as appropriate with the Adviser;
(e)regularly report to the Adviser and the Board with respect to the implementation of any approved overall investment plan and any other activities in connection with management of the assets of the Portfolio;
(f)communicate as appropriate to the Adviser the purchases and sales within the Portfolio;
(g)arrange with the applicable broker or dealer at the time of the purchase or sale of investments or other assets of the Portfolio for the appropriate delivery of the investment or other asset;
(h)report monthly in writing to the Adviser and report at least annually in person to the Board with respect to the implementation of the approved investment plan and any other activities in connection with management of the assets of the
Portfolio;
(i)maintain all required records, memoranda, instructions or authorizations relating to the acquisition or disposition of investments or other assets of the
Portfolio;
(j)arrange with the Investment Operations Department of the Adviser an administrative process which permits the Adviser to appropriately reflect in its daily determination of unit values, the expenses that will be borne directly by the Portfolio and which are incurred as a result of providing investment management services to the Portfolio;
(k)  vote all shares held by the Portfolio.
In connection with the rendering of the services required to be provided by the Sub-adviser under this Agreement, the Sub-adviser may, to the extent it deems appropriate and subject to compliance with the requirements of applicable laws and regulations, and upon receipt of written approval of the Fund, make use of its affiliated companies and their employees; provided that the Sub-adviser shall supervise and remain fully responsible for all such services in accordance with and to the extent provided by this Agreement.
It is understood that any information or recommendation supplied by the Sub-adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser in connection with the Portfolio.
The Adviser will continue to provide all of the services described in the GW Agreement other than the services described above which have been delegated to the Sub-adviser in this
Agreement.
If, in the judgment of the Sub-adviser, the Portfolio would be benefitted by supplemental investment research from other persons or entities, outside the context of brokerage transactions referred to in Article IV hereof, the Sub-adviser is authorized after consultation with the Adviser to obtain, and pay at its own expense, for such information.
B.Limitations on Advisory Services. The Sub-adviser shall perform the services under this Agreement subject to the review of the Adviser and the Board and in a manner consistent with the investment objectives, policies, and restrictions of the Fund as stated in its Registration Statement, as amended from time to time, filed with the Securities and
Exchange Commission, its Articles of Incorporation and Bylaws, as amended from time to time, and the provisions of the Investment Company Act of 1940, as amended.
The Fund has furnished or will furnish the Sub-adviser with copies of the Fund's
Registration Statement, Prospectus, Articles of Incorporation, and Bylaws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-adviser with copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-adviser will be entitled to rely on all documents furnished by the Fund.

                                        ARTICLE III
                              Compensation of the Sub-adviser
A.Investment Advisory Fee. The Adviser, and not the Fund, will pay on the last day of each month as monthly compensation to the Sub-adviser for the services rendered by the
Sub-adviser with respect to the Portfolio, as described in Article II of this Agreement, based on an annual percentage of the assets of the Portfolio (the "NAV Fee") as set forth below:

               Annual Fee                    Assets
                    .55%                first $50 million
                    .50%                next $50 million
                    .40%                over $100 million

Payment to the Sub-adviser will be made monthly by the Adviser based on the average daily net assets of the Portfolio during each month, calculated as set forth in the then current
Registration Statement of the Fund. If this Agreement is terminated, the payment shall be prorated to the effective date of termination.
B.Allocation of Expenses. The Sub-adviser shall be responsible for all expenses incurred in performing the services set forth in Article II hereof.

These expenses include
only the costs incurred in providing sub-advisory services pursuant to this Agreement (such as compensating and furnishing office space for officers and employees of the Sub-adviser connected with investment and economic research, trading, and investment management of the Portfolio).
As described in the GW Agreement, the Fund and/or the Adviser pays all other expenses incurred in the operation of the Portfolio and all of its general administrative expenses.
                                        ARTICLE IV
                           Portfolio Transactions and Brokerage
The Sub-adviser agrees to determine the securities to be purchased or sold by the
Portfolio, subject to the provisions of Article II regarding co-ordination with and supervision by the Adviser and the Fund's Board of Directors, and to place orders pursuant to its determinations, either directly with the issuer, with any broker dealer or underwriter that specializes in the securities for which the order is made, or with any other broker or dealer selected by the Sub-adviser, subject to the following limitations. The Sub-adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Portfolio and will use its best efforts to obtain the most favorable net results and execution of the Portfolio' orders, taking into account all appropriate factors, including price, dealer spread or commission, if any, size of the transaction, and difficulty of the transaction.
The Sub-adviser is specifically authorized to allocate brokerage and principal business to firms that provide such services or facilities and to cause the Fund to pay a member of a securities exchange or any other securities broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services (as such services are defined in Section
28(e) of the Securities Exchange Act of 1934) provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Sub-adviser's over-all responsibilities with respect to the accounts as to which it exercises investment discretion (as that term is defined in Section 3(a)(35) of the Securities Exchange Act of 1934). The Sub-adviser shall regularly report to the Adviser and the Board with respect to the brokerage commissions incurred by the Portfolio for the purchases and sales of its portfolio securities.
The Adviser and the Board will review the amount of such brokerage commissions and consult with the Sub-adviser in that regard.
Subject to the above requirements and compliance with the provisions of the
Investment Company Act of 1940, the Securities and Exchange Act of 1934, other applicable provisions of law, and the terms of any exemption(s) therefrom, nothing shall prohibit the
Sub-adviser from selecting brokers or dealers with which it or the Fund are affiliated.

                                         ARTICLE V
                               Activities of the Sub-adviser
The services of the Sub-adviser to the Fund under this Agreement are not to be deemed exclusive and the Sub-adviser will be free to render similar services to others so long as the Sub-adviser fulfills its rights and obligations under this Agreement. It is understood that directors, officers, employees and shareholders of the Fund are or may become interested in the Sub-adviser, as directors, officers, employees or shareholders or otherwise, and that directors, officers, employees or shareholders of the Sub-adviser are or may become similarly interested in the Fund, and that the Sub-adviser is or may become interested in the
Fund as shareholder or otherwise.
It is agreed that the Sub-adviser may use any supplemental investment research obtained for the benefit of the Portfolio in providing investment advice to its other investment advisory accounts. The Sub-adviser or its affiliates may use such information in managing their own accounts. Conversely, such supplemental information obtained by the
Sub-adviser for the benefit of the Sub-adviser or other entities advised by the Sub-adviser will be considered by and may be useful to the Sub-adviser in carrying out its obligations to the Fund.
Securities held by the Portfolio may also be held by separate accounts or other mutual funds for which the Sub-adviser or its affiliates act as an adviser or by the Sub-adviser or its affiliates. Because of different investment objectives or other factors, a particular security may be bought by the Sub-adviser or its affiliates or for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Portfolio or other entities for which the Sub-adviser or its affiliates act as investment adviser or for their advisory clients arise for consideration at or about the same time, the Fund agrees that the Sub-advisor may make transactions in such securities, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Sub-adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, the Fund recognizes that there may be an adverse effect on price.
It is agreed that, on occasions when the Sub-adviser deems the purchase or sale of a security to be in the best interests of the Portfolio as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be so sold or purchased for other accounts or companies in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolio and to such other accounts or companies.

                                        ARTICLE VI
                              Effectiveness of the Agreement
The Agreement shall not become effective (and the Sub-adviser shall not serve or act as investment adviser) unless and until it is approved by (i) the Board of Directors of the
Fund including a majority of directors who are not parties to this Agreement or interested persons of any such party to this Agreement; (ii) the shareholders of the Portfolio in accordance with the 1940 Act, and (iii) the Merger of AIM Management Group Inc. and
INVESCO PLC pursuant to the Merger Agreement of November 4, 1996 is consummated, and this Agreement shall come into full force and effect on the date on which all of these conditions are met.

                                        ARTICLE VII
                             Term of the Agreement; Amendment
The Agreement shall remain in effect until two years from the date first above-written and shall continue so long as such continuance is annually approved thereafter (a) by the vote of a majority of the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, and (b) by the vote of a majority of the members of the Board, who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the Board shall request and evaluate, and the Sub-adviser shall furnish, such information as may be reasonably necessary to evaluate the terms of this Agreement. This
Agreement:
(a)shall not be terminated by the Sub-adviser without sixty days prior written notice;
(b)shall be subject to termination, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Portfolio, on sixty days written notice to the Sub-adviser;
(c)may be amended only by a written instrument signed by the Fund, the
Adviser and the Sub-adviser; provided that no material amendment of this Agreement shall be effective without specific approval of such amendment by (i) the Board, including a majority of those directors who are not parties to this Agreement or interested persons of such a party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the outstanding shares of the Portfolio; and
(d)shall automatically terminate upon assignment by either party.

                                       ARTICLE VIII
                                       Recordkeeping
The Sub-adviser agrees that all accounts and records which it maintains for the
Portfolio shall be the property of the Fund and that it will surrender promptly to the designated officers of the Fund any or all such accounts and records upon request. The Sub-adviser further agrees to preserve for the period prescribed by the rules and regulations of the Securities and Exchange Commission all such records as are required to be maintained pursuant to said rules. The Sub-adviser also agrees that it will maintain all records and accounts regarding the investment activities of the Fund in a confidential manner. All such accounts or records shall be made available, within five (5) business days of the request, to the Fund's accountants or auditors during regular business hours at the Sub-adviser's offices upon reasonable prior written notice; provided, however, that the Sub-adviser shall be permitted to keep such records or copies thereof for such periods of time as are necessary to comply with the rules and regulations of the Securities and Exchange Commission or other applicable provisions of state or federal law. In addition, the Sub-adviser will provide any materials, reasonably related to the investment sub-advisory services provided hereunder, as may be reasonably requested in writing by the directors or officers of the Fund or as may be required by any governmental agency or self-regulatory organization having jurisdiction.

                                        ARTICLE IX
                               Liability of the Sub-adviser
In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the part of the Sub-adviser or its officers, directors, employees, controlling persons, shareholders, and any other person or entity affiliated with the Sub-adviser, neither the Sub-adviser nor any of its officers, directors, employees, controlling persons, shareholders or any other person or entity affiliated with the Sub-adviser shall be subject to liability to the Fund or to any shareholder or the Adviser for any act or omission in the course of, or connected with, rendering services pursuant to this Agreement, including without limitation any error of judgment or mistake of law or for any loss suffered by the
Fund or any shareholder in connection with the matters to which this Agreement relates.
The federal securities laws impose liabilities under certain circumstances on persons who act in good faith and, therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which the Fund or any shareholder of the Fund may have under any federal securities laws. The Sub-adviser shall not be liable for the acts and omissions of any independent contractor used by it nor for those of any bank, trust company, broker or other person with whom or into whose hands any monies, shares of the Fund, or securities and investments may be deposited or come, pursuant to the provisions of this Agreement.

                                         ARTICLE X
                                      Indemnification
Subject to Article IX, the Sub-adviser agrees and undertakes to hold the Adviser harmless and to indemnify and protect the Adviser from and against any and all lawsuits or other claims brought against the Adviser as a result of the activities of the Sub-adviser under this Agreement, including the activities of the Sub-adviser's officers and directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Sub-adviser or retained by it to perform or assist in the performance of its obligations under this Agreement; provided, however, that in no event is Sub-adviser's indemnity in favor of Adviser deemed to protect Adviser against any liability to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations or duties under this Agreement or the GW Agreement.
The Adviser agrees and undertakes to hold the Sub-adviser harmless and to indemnify and protect the Sub-adviser from and against any and all lawsuits or other claims brought against the Sub-adviser as a result of the activities of the Adviser under this Agreement and the GW Agreement, including the activities of the Adviser's officers, directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Adviser or retained by it to perform or assist in the performance of its obligations under this Agreement or the GW Agreement; provided, however, that in no event is Adviser's indemnity in favor of Sub-adviser deemed to protect Sub-adviser against any liability to which the Sub-adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations or duties under this Agreement.

                                        ARTICLE XI
                      Agreements, Representations and
Indemnification
                              Related to Disclosure Documents
A.The Sub-adviser will cooperate with the Fund and the Adviser in connection with the registration or qualification of units of the Portfolio for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Fund may request and will cooperate with the preparation of the Disclosure Documents (as defined in Article XI.C. below). The
Fund and the Adviser will provide the Sub-adviser with copies of all Disclosure Documents prior to distribution to investors or submission to governmental bodies or self-regulatory organizations and will incorporate its reasonable comments relating to the description of, or services to be provided by, the Sub-adviser or its affiliates, or relating to the description of the investment objectives and policies of the Portfolio.
B.The Fund and the Adviser, jointly and severally, represent and warrant to the
Sub-adviser that the Disclosure Documents will fully comply with the provisions of the
Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the
Investment Company Act of 1940, as amended, and other applicable laws, and the
Disclosure Documents at all such times will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements or omissions in the Disclosure Documents made in reliance upon information furnished to the Fund or the Adviser in writing by the Sub-adviser which the
Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document.

The Fund and the
Adviser will notify the Sub-adviser promptly of the happening of any event which in the judgment of the Fund or the Adviser makes any statement made in the Disclosure
Documents untrue in any material respect or requires the making of any changes in the
Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Fund and the Adviser need not make such notification with respect to information in the
Disclosure Documents based upon information furnished in writing to the Fund or the
Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure
Document.
The Sub-adviser represents and warrants to the Fund and the Adviser that the information furnished in writing by it which the Fund has informed it is to be used, or which the Sub-adviser has acknowledged is to be used, in a particular Disclosure Document, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading as required by the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of
1934, as amended, the Investment Company Act of 1940, as amended, and other applicable laws. The Sub-adviser will notify the Fund and the Adviser promptly of the happening of any event which in the judgment of the Sub-adviser makes any statement made in the
Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Sub-adviser need only make such notification with respect to information in the
Disclosure Documents based upon information furnished in writing to the Fund or the
Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure
Statement.
C. Notwithstanding Article X to the contrary, the Fund and the Adviser, jointly and severally, agree to hold harmless the Sub-adviser, its directors and officers (each such person a "Sub-adviser Indemnified Party"), and each person, if any, who controls the Sub-adviser within the meaning of either Section 15 of the Securities Act of 1933, as amended, or
Section 20 of the Securities Exchange Act of 1934, as amended, from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Fund's Registration Statement or Prospectus, or any amendment or supplement thereto, or in any preliminary prospectus, any other communication with investors or any other submissions to governmental bodies or self-regulatory agencies filed or distributed on or subsequent to the date first above-written (such documents being herein referred to as "Disclosure Documents") or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular
Disclosure Document.
If any action or proceeding (including any governmental investigation) shall be brought or asserted against the Sub-adviser Indemnified Party in respect of which indemnity may be sought from the Fund and the Adviser, the Sub-adviser Indemnified Party shall promptly notify the Fund and the Adviser in writing, and the Fund and the Adviser shall assume the defense thereof, including the employment of counsel satisfactory to the Sub-adviser and the payment of all expenses. The Sub-adviser Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expense of the Sub-adviser
Indemnified Party unless (a) the Fund or the Adviser has agreed to pay such fees and expenses or (b) the Fund or the Adviser shall have failed to assume the defense of such action or proceeding and to employ counsel satisfactory to the Sub-adviser in any such action or proceeding or (c) the named parties to any such action or proceeding (including any impleaded parties) include both the Sub-adviser Indemnified Party and the Fund or the Sub-adviser Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to any of them which are different from or additional to those available to the Fund or the Adviser (in which case, if the Sub-adviser Indemnified Party notifies the Fund and the Adviser in writing that it elects to employ separate counsel at the expense of the Fund and the Adviser, the Fund and the Adviser shall not have the right to assume the defense of such action or proceeding on behalf of the Sub-adviser Indemnified
Party), it being understood, however, that the Fund and the Adviser shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for the Sub-adviser Indemnified Party, which firm shall be designated in writing by the Sub-adviser. Neither the Fund nor the Adviser shall be liable for any settlement of any such action or proceeding effected without their written consent, but if settled with their written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Fund and the Adviser agree to indemnify and hold harmless the Sub-adviser Indemnified Party from and against any loss or liability by reason of such settlement or judgment. It is understood that neither the Fund nor the Adviser may settle on behalf of the Sub-adviser without the consent of the Sub-adviser.
Notwithstanding Article X to the contrary, the Sub-adviser agrees to indemnify and hold harmless the Fund and the Adviser, their directors and officers, and each person, if any, who controls the Fund or the Adviser within the meaning of either
Section 15 of the
Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934, as amended, to the same extent as the foregoing indemnity from the Fund and the Adviser to the Sub-adviser, but only with respect to information furnished in writing by it which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document.

In case any action
or proceeding shall be brought against the Fund or the Adviser, their directors or officers, or any such controlling persons, in respect of which indemnity may be sought against the
Sub-adviser, the Sub-adviser shall have the rights and duties given to the Fund and the
Adviser, and the Fund or the Adviser, their directors or officers, or such controlling persons shall have the rights and duties given to the Sub-adviser, by the preceding paragraph.
D. The agreements, representations and indemnification contained in this Article XI shall remain operative and in full force and effect regardless of
(a) any investigation made
by or on behalf of the Sub-adviser Indemnified Party or by or on behalf of the Fund or the Adviser, its directors and officers, or any person controlling the Fund or the Adviser or (b) any termination of this Agreement.

                                        ARTICLE XII
                                       Governing Law
This Agreement shall be construed in accordance with the laws of the State of
Colorado and the applicable provisions of the Investment Company Act of 1940, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder, including such exemptions therefrom as the Securities and Exchange
Commission may grant. Words and phrases used herein shall be interpreted in accordance with that Act and those rules and regulations. As used with respect to the Portfolio, the term "majority of the outstanding shares" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. To the extent that the applicable laws of the State of Colorado conflict with applicable provisions of the Investment Company Act of
1940, as amended, or the rules and regulations thereunder, such Act, rules and regulations shall control.

                                       ARTICLE XIII
                                       Severability
If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

                                        ARTICLE XIV

                                       Counterparts
This Agreement may be executed in any number of counterparts, and by separate parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

                                        ARTICLE XV
                                     Sales Literature
The Adviser will not use the Sub-adviser's name in Fund sales literature without prior review and approval by the Sub-adviser, which will not be unreasonably withheld or delayed.

                                        ARTICLE XVI
                                          Notices
Any notice under this Agreement shall be in writing and shall be deemed given (a) upon person delivery, (b) on the first business day after receipted delivery to a courier service that guarantees next business day delivery, under circumstances in which such guaranty is applicable or (c) on the earlier of delivery or three business days after mailing by United States certified mail, postage and fees prepaid, to the appropriate party at the address set forth below, or to such other address as the party so notifies the others in writing.

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officials duly authorized, as of the day and year first above written.



Witness:                 G W CAPITAL MANAGEMENT, INC. COMPANY



                         By:

                         Address:            8515 East Orchard Road
                                             Englewood, CO  80111
                                             Attn:  General Counsel



Witness:                 INVESCO TRUST COMPANY



                         By:

                         Address:            7800 East Union Ave.,
                                             Suite 800
                                             Denver, CO  80237
                                             Attn:  General Counsel



Witness:                 MAXIM SERIES FUND, INC.



                         By:

                         Address:            8515 East Orchard Road
                                             Englewood, CO  80111
                                             Attn:  Secretary

                                       EXHIBIT A.2.

                                  SUB-ADVISORY AGREEMENT

SUB-ADVISORY AGREEMENT (herein "the Agreement" or "this Agreement")
made this       day of          , 1997 by and between G W Capital
Management, Inc., a
Colorado corporation, registered as an investment adviser under the Investment Advisers
Act of 1940 ("the Adviser"), INVESCO Trust Company, a Colorado trust company registered as an Investment Adviser under the Investment Advisers Act of 1940 ("the Sub-adviser"), and
Maxim Series Fund, Inc., a Maryland corporation ("the Fund"), this Agreement embodying the arrangement whereby the Sub-adviser will act as an investment adviser to the Maxim
INVESCO Small-Cap Growth Portfolio of the Fund (the "Portfolio"), in conjunction with the
Adviser, as follows:

                                         ARTICLE I
                                         Preamble
The Fund entered into an Investment Advisory Agreement with the Adviser, which agreement is dated April 1, 1982, and as thereafter amended, a copy of which is attached hereto as Appendix A. This advisory agreement and all amendments thereto are hereinafter referred to as "the GW Agreement". In the GW Agreement, the Adviser agreed to act as adviser to and manager of the Fund. In that capacity it agreed to manage the investment and reinvestment of the assets of any portfolio of the Fund in existence or created in the future and to administer the Fund's affairs. The Adviser wishes to obtain assistance with respect to its aforesaid advisory and management role with respect to the Portfolio only to the extent described herein, and the Fund by this Agreement agrees to such arrangement.

                                        ARTICLE II
                                 Duties of the Sub-adviser
The Adviser hereby employs the Sub-adviser to act with the Adviser as investment advisers to and managers of the Portfolio, and, subject to the review of the Board of
Directors of the Fund ("the Board"), to manage the investment and reinvestment of the assets of the Portfolio and to administer its affairs, for the period and on the terms and conditions set forth in this Agreement. The Sub-adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation provided for herein. The Sub-adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized by this Agreement or otherwise, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.
A.Investment Sub-Advisory Services. In carrying out its obligations to assist in managing the investment and reinvestment of the assets of the Portfolio, the Sub-adviser shall, when appropriate and consistent with the limitations set forth in Section B hereof:
(a) perform research and obtain and evaluate pertinent economic, statistical, and financial data relevant to the investment policies of the
Portfolio;
(b) consult with the Adviser and with the Board and furnish to the
Adviser and the Board recommendations with respect to an overall investment plan for the Portfolio for approval, modification, or rejection by the Board;
(c) seek out specific investment opportunities for the Portfolio, consistent with an overall investment plan approved by the Adviser and the
Board;
(d) take such steps as are necessary to implement any overall investment plan approved by the Board for the Portfolio, including making and carrying out decisions to acquire or dispose of permissible investments as set forth in the Fund's Registration Statement, management of investments and any other property of the Portfolio, and providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments, consulting as appropriate with the Adviser;
(e) regularly report to the Adviser and the Board with respect to the implementation of any approved overall investment plan and any other activities in connection with management of the assets of the Portfolio;
(f) communicate as appropriate to the Adviser the purchases and sales within the Portfolio;
(g) arrange with the applicable broker or dealer at the time of the purchase or sale of investments or other assets of the Portfolio for the appropriate delivery of the investment or other asset;
(h) report monthly in writing to the Adviser and report at least annually in person to the Board with respect to the implementation of the approved investment plan and any other activities in connection with management of the assets of the Portfolio;
(i) maintain all required records, memoranda, instructions or authorizations relating to the acquisition or disposition of investments or other assets of the Portfolio;
(j) arrange with the Investment Operations Department of the Adviser an administrative process which permits the Adviser to appropriately reflect in its daily determination of unit values, the expenses that will be borne directly by the Portfolio and which are incurred as a result of providing investment management services to the Portfolio;
(k)  vote all shares held by the Portfolio.
In connection with the rendering of the services required to be provided by the Sub-adviser under this Agreement, the Sub-adviser may, to the extent it deems appropriate and subject to compliance with the requirements of applicable laws and regulations, and upon receipt of written approval of the Fund, make use of its affiliated companies and their employees; provided that the Sub-adviser shall supervise and remain fully responsible for all such services in accordance with and to the extent provided by this Agreement.
It is understood that any information or recommendation supplied by the Sub-adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser in connection with the Portfolio.
The Adviser will continue to provide all of the services described in the GW
Agreement other than the services described above which have been delegated to the Sub-adviser in this Agreement.
If, in the judgment of the Sub-adviser, the Portfolio would be benefitted by supplemental investment research from other persons or entities, outside the context of brokerage transactions referred to in Article IV hereof, the Sub-adviser is authorized after consultation with the Adviser to obtain, and pay at its own expense, for such information.

B.Limitations on Advisory Services. The Sub-adviser shall perform the services under this Agreement subject to the review of the Adviser and the Board and in a manner consistent with the investment objectives, policies, and restrictions of the Fund as stated in its Registration Statement, as amended from time to time, filed with the Securities and
Exchange Commission, its Articles of Incorporation and Bylaws, as amended from time to time, and the provisions of the Investment Company Act of 1940, as amended.
The Fund has furnished or will furnish the Sub-adviser with copies of the Fund's
Registration Statement, Prospectus, Articles of Incorporation, and Bylaws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-adviser with copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-adviser will be entitled to rely on all documents furnished by the Fund.

                                        ARTICLE III
                              Compensation of the Sub-adviser
A.Investment Advisory Fee. The Adviser, and not the Fund, will pay on the last day of each month as monthly compensation to the Sub-adviser for the services rendered by the Sub-adviser with respect to the Portfolio, as described in
Article II of this Agreement,
based on an annual percentage of the assets of the Portfolio (the "NAV Fee") as set forth below:

               Annual Fee                    Assets
                    .50%                first $25 million
                    .45%                next $50 million
                    .40%                next $25 million
                    .35%                over $100 million

Payment to the Sub-adviser will be made monthly by the Adviser based on the average daily net assets of the Portfolio during each month, calculated as set forth in the then current
Registration Statement of the Fund. If this Agreement is terminated, the payment shall be prorated to the effective date of termination.
B.Allocation of Expenses. The Sub-adviser shall be responsible for all expenses incurred in performing the services set forth in Article II hereof.

These expenses include
only the costs incurred in providing sub-advisory services pursuant to this Agreement (such as compensating and furnishing office space for officers and employees of the Sub-adviser connected with investment and economic research, trading, and investment management of the Portfolio).
As described in the GW Agreement, the Fund and/or the Adviser pays all other expenses incurred in the operation of the Portfolio and all of its general administrative expenses.

                                        ARTICLE IV
                           Portfolio Transactions and Brokerage
The Sub-adviser agrees to determine the securities to be purchased or sold by the
Portfolio, subject to the provisions of Article II regarding co-ordination with and supervision by the Adviser and the Fund's Board of Directors, and to place orders pursuant to its determinations, either directly with the issuer, with any broker dealer or underwriter that specializes in the securities for which the order is made, or with any other broker or dealer selected by the Sub-adviser, subject to the following limitations. The Sub-adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Portfolio and will use its best efforts to obtain the most favorable net results and execution of the Portfolio' orders, taking into account all appropriate factors, including price, dealer spread or commission, if any, size of the transaction, and difficulty of the transaction.
The Sub-adviser is specifically authorized to allocate brokerage and principal business to firms that provide such services or facilities and to cause the Fund to pay a member of a securities exchange or any other securities broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services (as such services are defined in Section
28(e) of the Securities Exchange Act of 1934) provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Sub-adviser's over-all responsibilities with respect to the accounts as to which it exercises investment discretion (as that term is defined in Section 3(a)(35) of the Securities Exchange Act of 1934). The Sub-adviser shall regularly report to the Adviser and the Board with respect to the brokerage commissions incurred by the Portfolio for the purchases and sales of its portfolio securities.
The Adviser and the Board will review the amount of such brokerage commissions and consult with the Sub-adviser in that regard.
Subject to the above requirements and compliance with the provisions of the
Investment Company Act of 1940, the Securities and Exchange Act of 1934, other applicable provisions of law, and the terms of any exemption(s) therefrom, nothing shall prohibit the
Sub-adviser from selecting brokers or dealers with which it or the Fund are affiliated.

                                         ARTICLE V
                               Activities of the Sub-adviser
The services of the Sub-adviser to the Fund under this Agreement are not to be deemed exclusive and the Sub-adviser will be free to render similar services to others so long as the Sub-adviser fulfills its rights and obligations under this Agreement. It is understood that directors, officers, employees and shareholders of the Fund are or may become interested in the Sub-adviser, as directors, officers, employees or shareholders or otherwise, and that directors, officers, employees or shareholders of the Sub-adviser are or may become similarly interested in the Fund, and that the Sub-adviser is or may become interested in the
Fund as shareholder or otherwise.
It is agreed that the Sub-adviser may use any supplemental investment research obtained for the benefit of the Portfolio in providing investment advice to its other investment advisory accounts. The Sub-adviser or its affiliates may use such information in managing their own accounts. Conversely, such supplemental information obtained by the
Sub-adviser for the benefit of the Sub-adviser or other entities advised by the Sub-adviser will be considered by and may be useful to the Sub-adviser in carrying out its obligations to the Fund.
Securities held by the Portfolio may also be held by separate accounts or other mutual funds for which the Sub-adviser or its affiliates act as an adviser or by the Sub-adviser or its affiliates. Because of different investment objectives or other factors, a particular security may be bought by the Sub-adviser or its affiliates or for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Portfolio or other entities for which the Sub-adviser or its affiliates act as investment adviser or for their advisory clients arise for consideration at or about the same time, the Fund agrees that the Sub-advisor may make transactions in such securities, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Sub-adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, the Fund recognizes that there may be an adverse effect on price.
It is agreed that, on occasions when the Sub-adviser deems the purchase or sale of a security to be in the best interests of the Portfolio as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be so sold or purchased for other accounts or companies in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolio and to such other accounts or companies.

                                        ARTICLE VI
                              Effectiveness of the Agreement
The Agreement shall not become effective (and the Sub-adviser shall not serve or act as investment adviser) unless and until it is approved by (i) the Board of Directors of the
Fund including a majority of directors who are not parties to this Agreement or interested persons of any such party to this Agreement; (ii) the shareholders of the Portfolio in accordance with the 1940 Act, and (iii) the Merger of AIM Management Group Inc. and
INVESCO PLC pursuant to the Merger Agreement of November 4, 1996 is consummated and this Agreement shall come into full force and effect on the date on which all of these conditions are met.

                                        ARTICLE VII
                             Term of the Agreement; Amendment
The Agreement shall remain in effect until two years from the date first above-written and shall continue so long as such continuance is annually approved thereafter (a) by the vote of a majority of the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, and (b) by the vote of a majority of the members of the Board, who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the Board shall request and evaluate, and the Sub-adviser shall furnish, such information as may be reasonably necessary to evaluate the terms of this Agreement. This
Agreement:
(a)shall not be terminated by the Sub-adviser without sixty days prior written notice;
(b)shall be subject to termination, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Portfolio, on sixty days written notice to the Sub-adviser;
(c)may be amended only by a written instrument signed by the Fund, the
Adviser and the Sub-adviser; provided that no material amendment of this Agreement shall be effective without specific approval of such amendment by (i) the Board, including a majority of those directors who are not parties to this Agreement or interested persons of such a party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the outstanding shares of the Portfolio; and
(d)shall automatically terminate upon assignment by either party.

                                       ARTICLE VIII
                                       Recordkeeping
The Sub-adviser agrees that all accounts and records which it maintains for the
Portfolio shall be the property of the Fund and that it will surrender promptly to the designated officers of the Fund any or all such accounts and records upon request. The Sub-adviser further agrees to preserve for the period prescribed by the rules and regulations of the Securities and Exchange Commission all such records as are required to be maintained pursuant to said rules. The Sub-adviser also agrees that it will maintain all records and accounts regarding the investment activities of the Fund in a confidential manner. All such accounts or records shall be made available, within five (5) business days of the request, to the Fund's accountants or auditors during regular business hours at the Sub-adviser's offices upon reasonable prior written notice; provided, however, that the Sub-adviser shall be permitted to keep such records or copies thereof for such periods of time as are necessary to comply with the rules and regulations of the Securities and Exchange Commission or other applicable provisions of state or federal law. In addition, the Sub-adviser will provide any materials, reasonably related to the investment sub-advisory services provided hereunder, as may be reasonably requested in writing by the directors or officers of the Fund or as may be required by any governmental agency or self-regulatory organization having jurisdiction.

                                        ARTICLE IX
                               Liability of the Sub-adviser
In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the part of the Sub-adviser or its officers, directors, employees, controlling persons, shareholders, and any other person or entity affiliated with the Sub-adviser, neither the Sub-adviser nor any of its officers, directors, employees, controlling persons, shareholders or any other person or entity affiliated with the Sub-adviser shall be subject to liability to the Fund or to any shareholder or the Adviser for any act or omission in the course of, or connected with, rendering services pursuant to this Agreement, including without limitation any error of judgment or mistake of law or for any loss suffered by the
Fund or any shareholder in connection with the matters to which this Agreement relates.
The federal securities laws impose liabilities under certain circumstances on persons who act in good faith and, therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which the Fund or any shareholder of the Fund may have under any federal securities laws. The Sub-adviser shall not be liable for the acts and omissions of any independent contractor used by it nor for those of any bank, trust company, broker or other person with whom or into whose hands any monies, shares of the Fund, or securities and investments may be deposited or come, pursuant to the provisions of this Agreement.

                                         ARTICLE X
                                      Indemnification
Subject to Article IX, the Sub-adviser agrees and undertakes to hold the Adviser harmless and to indemnify and protect the Adviser from and against any and all lawsuits or other claims brought against the Adviser as a result of the activities of the Sub-adviser under this Agreement, including the activities of the Sub-adviser's officers and directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Sub-adviser or retained by it to perform or assist in the performance of its obligations under this Agreement; provided, however, that in no event is Sub-adviser's indemnity in favor of Adviser deemed to protect Adviser against any liability to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations or duties under this Agreement or the GW Agreement.
The Adviser agrees and undertakes to hold the Sub-adviser harmless and to indemnify and protect the Sub-adviser from and against any and all lawsuits or other claims brought against the Sub-adviser as a result of the activities of the Adviser under this Agreement and the GW Agreement, including the activities of the Adviser's officers, directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Adviser or retained by it to perform or assist in the performance of its obligations under this Agreement or the GW Agreement; provided, however, that in no event is Adviser's indemnity in favor of Sub-adviser deemed to protect Sub-adviser against any liability to which the Sub-adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations or duties under this Agreement.

                                        ARTICLE XI
                      Agreements, Representations and
Indemnification
                              Related to Disclosure Documents
A.The Sub-adviser will cooperate with the Fund and the Adviser in connection with the registration or qualification of units of the Portfolio for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Fund may request and will cooperate with the preparation of the Disclosure Documents (as defined in Article XI.C. below). The
Fund and the Adviser will provide the Sub-adviser with copies of all Disclosure Documents prior to distribution to investors or submission to governmental bodies or self-regulatory organizations and will incorporate its reasonable comments relating to the description of, or services to be provided by, the Sub-adviser or its affiliates, or relating to the description of the investment objectives and policies of the Portfolio.
B.The Fund and the Adviser, jointly and severally, represent and warrant to the
Sub-adviser that the Disclosure Documents will fully comply with the provisions of the
Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the
Investment Company Act of 1940, as amended, and other applicable laws, and the
Disclosure Documents at all such times will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements or omissions in the Disclosure Documents made in reliance upon information furnished to the Fund or the Adviser in writing by the Sub-adviser which the
Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document.

The Fund and the
Adviser will notify the Sub-adviser promptly of the happening of any event which in the judgment of the Fund or the Adviser makes any statement made in the Disclosure
Documents untrue in any material respect or requires the making of any changes in the
Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Fund and the Adviser need not make such notification with respect to information in the
Disclosure Documents based upon information furnished in writing to the Fund or the
Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure
Document.
The Sub-adviser represents and warrants to the Fund and the Adviser that the information furnished in writing by it which the Fund has informed it is to be used, or which the Sub-adviser has acknowledged is to be used, in a particular Disclosure Document, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading as required by the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of
1934, as amended, the Investment Company Act of 1940, as amended, and other applicable laws. The Sub-adviser will notify the Fund and the Adviser promptly of the happening of any event which in the judgment of the Sub-adviser makes any statement made in the
Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Sub-adviser need only make such notification with respect to information in the
Disclosure Documents based upon information furnished in writing to the Fund or the
Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure
Statement.
C. Notwithstanding Article X to the contrary, the Fund and the Adviser, jointly and severally, agree to hold harmless the Sub-adviser, its directors and officers (each such person a "Sub-adviser Indemnified Party"), and each person, if any, who controls the Sub-adviser within the meaning of either Section 15 of the Securities Act of 1933, as amended, or
Section 20 of the Securities Exchange Act of 1934, as amended, from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Fund's Registration Statement or Prospectus, or any amendment or supplement thereto, or in any preliminary prospectus, any other communication with investors or any other submissions to governmental bodies or self-regulatory agencies filed or distributed on or subsequent to the date first above-written (such documents being herein referred to as "Disclosure Documents") or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular
Disclosure Document.
If any action or proceeding (including any governmental investigation) shall be brought or asserted against the Sub-adviser Indemnified Party in respect of which indemnity may be sought from the Fund and the Adviser, the Sub-adviser Indemnified Party shall promptly notify the Fund and the Adviser in writing, and the Fund and the Adviser shall assume the defense thereof, including the employment of counsel satisfactory to the Sub-adviser and the payment of all expenses. The Sub-adviser Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expense of the Sub-adviser
Indemnified Party unless (a) the Fund or the Adviser has agreed to pay such fees and expenses or (b) the Fund or the Adviser shall have failed to assume the defense of such action or proceeding and to employ counsel satisfactory to the Sub-adviser in any such action or proceeding or (c) the named parties to any such action or proceeding (including any impleaded parties) include both the Sub-adviser Indemnified Party and the Fund or the Sub-adviser Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to any of them which are different from or additional to those available to the Fund or the Adviser (in which case, if the Sub-adviser Indemnified Party notifies the Fund and the Adviser in writing that it elects to employ separate counsel at the expense of the Fund and the Adviser, the Fund and the Adviser shall not have the right to assume the defense of such action or proceeding on behalf of the Sub-adviser Indemnified
Party), it being understood, however, that the Fund and the Adviser shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for the Sub-adviser Indemnified Party, which firm shall be designated in writing by the Sub-adviser. Neither the Fund nor the Adviser shall be liable for any settlement of any such action or proceeding effected without their written consent, but if settled with their written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Fund and the Adviser agree to indemnify and hold harmless the Sub-adviser Indemnified Party from and against any loss or liability by reason of such settlement or judgment. It is understood that neither the Fund nor the Adviser may settle on behalf of the Sub-adviser without the consent of the Sub-adviser.
Notwithstanding Article X to the contrary, the Sub-adviser agrees to indemnify and hold harmless the Fund and the Adviser, their directors and officers, and each person, if any, who controls the Fund or the Adviser within the meaning of either
Section 15 of the
Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934, as amended, to the same extent as the foregoing indemnity from the Fund and the Adviser to the Sub-adviser, but only with respect to information furnished in writing by it which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document.

In case any action
or proceeding shall be brought against the Fund or the Adviser, their directors or officers, or any such controlling persons, in respect of which indemnity may be sought against the
Sub-adviser, the Sub-adviser shall have the rights and duties given to the Fund and the
Adviser, and the Fund or the Adviser, their directors or officers, or such controlling persons shall have the rights and duties given to the Sub-adviser, by the preceding paragraph.
D. The agreements, representations and indemnification contained in this Article XI shall remain operative and in full force and effect regardless of
(a) any investigation made
by or on behalf of the Sub-adviser Indemnified Party or by or on behalf of the Fund or the Adviser, its directors and officers, or any person controlling the Fund or the Adviser or (b) any termination of this Agreement.

                                        ARTICLE XII
                                       Governing Law
This Agreement shall be construed in accordance with the laws of the State of
Colorado and the applicable provisions of the Investment Company Act of 1940, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder, including such exemptions therefrom as the Securities and Exchange
Commission may grant. Words and phrases used herein shall be interpreted in accordance with that Act and those rules and regulations. As used with respect to the Portfolio, the term "majority of the outstanding shares" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. To the extent that the applicable laws of the State of Colorado conflict with applicable provisions of the Investment Company Act of
1940, as amended, or the rules and regulations thereunder, such Act, rules and regulations shall control.



                                       ARTICLE XIII
                                       Severability
If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

                                        ARTICLE XIV

                                       Counterparts
This Agreement may be executed in any number of counterparts, and by separate parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

                                        ARTICLE XV
                                     Sales Literature
The Adviser will not use the Sub-adviser's name in Fund sales literature without prior review and approval by the Sub-adviser, which will not be unreasonably withheld or delayed.

                                        ARTICLE XVI
                                          Notices
Any notice under this Agreement shall be in writing and shall be deemed given (a) upon person delivery, (b) on the first business day after receipted delivery to a courier service that guarantees next business day delivery, under circumstances in which such guaranty is applicable or (c) on the earlier of delivery or three business days after mailing by United States certified mail, postage and fees prepaid, to the appropriate party at the address set forth below, or to such other address as the party so notifies the others in writing.

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officials duly authorized, as of the day and year first above written.



Witness:                 G W CAPITAL MANAGEMENT, INC.



                         By:

                         Address:            8515 East Orchard Road
                                             Englewood, CO  80111
                                             Attn:  General Counsel



Witness:                 INVESCO TRUST COMPANY



                         By:

                         Address:            7800 East Union Ave.,
                                             Suite 800
                                             Denver, CO  80237
                                             Attn:  General Counsel



Witness:                 MAXIM SERIES FUND, INC.



                         By:

                         Address:            8515 East Orchard Road
                                             Englewood, CO  80111
                                             Attn:  Secretary

                                       EXHIBIT A.3.

                                  SUB-ADVISORY AGREEMENT

SUB-ADVISORY AGREEMENT (herein "the Agreement" or "this Agreement")
made this       day of          , 1997 by and between G W Capital
Management, Inc., a
Colorado corporation, registered as an investment adviser under the Investment Advisers
Act of 1940 ("the Adviser"), INVESCO Trust Company, a Colorado trust company registered as an Investment Adviser under the Investment Advisers Act of 1940 ("the Sub-adviser"), and
Maxim Series Fund, Inc., a Maryland corporation ("the Fund"), this Agreement embodying the arrangement whereby the Sub-adviser will act as an investment adviser to the Maxim
INVESCO Balanced Portfolio of the Fund (the "Portfolio"), in conjunction with the Adviser, as follows:

                                         ARTICLE I
                                         Preamble
The Fund entered into an Investment Advisory Agreement with the Adviser, which agreement is dated April 1, 1982, and as thereafter amended, a copy of which is attached hereto as Appendix A. This advisory agreement and all amendments thereto are hereinafter referred to as "the GW Agreement". In the GW Agreement, the Adviser agreed to act as adviser to and manager of the Fund. In that capacity it agreed to manage the investment and reinvestment of the assets of any portfolio of the Fund in existence or created in the future and to administer the Fund's affairs. The Adviser wishes to obtain assistance with respect to its aforesaid advisory and management role with respect to the Portfolio only to the extent described herein, and the Fund by this Agreement agrees to such arrangement.

                                        ARTICLE II
                                 Duties of the Sub-adviser
The Adviser hereby employs the Sub-adviser to act with the Adviser as investment advisers to and managers of the Portfolio, and, subject to the review of the Board of
Directors of the Fund ("the Board"), to manage the investment and reinvestment of the assets of the Portfolio and to administer its affairs, for the period and on the terms and conditions set forth in this Agreement. The Sub-adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation provided for herein. The Sub-adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized by this Agreement or otherwise, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.
A.Investment Sub-Advisory Services. In carrying out its obligations to assist in managing the investment and reinvestment of the assets of the Portfolio, the Sub-adviser shall, when appropriate and consistent with the limitations set forth in Section B hereof:
(a) perform research and obtain and evaluate pertinent economic, statistical, and financial data relevant to the investment policies of the
Portfolio;
(b) consult with the Adviser and with the Board and furnish to the
Adviser and the Board recommendations with respect to an overall investment plan for the Portfolio for approval, modification, or rejection by the Board;
(c) seek out specific investment opportunities for the Portfolio, consistent with an overall investment plan approved by the Adviser and the
Board;
(d) take such steps as are necessary to implement any overall investment plan approved by the Board for the Portfolio, including making and carrying out decisions to acquire or dispose of permissible investments as set forth in the Fund's Registration Statement, management of investments and any other property of the Portfolio, and providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments, consulting as appropriate with the Adviser;
(e) regularly report to the Adviser and the Board with respect to the implementation of any approved overall investment plan and any other activities in connection with management of the assets of the Portfolio;
(f) communicate as appropriate to the Adviser the purchases and sales within the Portfolio;
(g) arrange with the applicable broker or dealer at the time of the purchase or sale of investments or other assets of the Portfolio for the appropriate delivery of the investment or other asset;
(h) report monthly in writing to the Adviser and report at least annually in person to the Board with respect to the implementation of the approved investment plan and any other activities in connection with management of the assets of the Portfolio;
(i) maintain all required records, memoranda, instructions or authorizations relating to the acquisition or disposition of investments or other assets of the Portfolio;
(j) arrange with the Investment Operations Department of the Adviser an administrative process which permits the Adviser to appropriately reflect in its daily determination of unit values, the expenses that will be borne directly by the Portfolio and which are incurred as a result of providing investment management services to the Portfolio;
(k)  vote all shares held by the Portfolio.
In connection with the rendering of the services required to be provided by the Sub-adviser under this Agreement, the Sub-adviser may, to the extent it deems appropriate and subject to compliance with the requirements of applicable laws and regulations, and upon receipt of written approval of the Fund, make use of its affiliated companies and their employees; provided that the Sub-adviser shall supervise and remain fully responsible for all such services in accordance with and to the extent provided by this Agreement.
It is understood that any information or recommendation supplied by the Sub-adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser in connection with the Portfolio.
The Adviser will continue to provide all of the services described in the GW
Agreement other than the services described above which have been delegated to the Sub-adviser in this Agreement.
If, in the judgment of the Sub-adviser, the Portfolio would be benefitted by supplemental investment research from other persons or entities, outside the context of brokerage transactions referred to in Article IV hereof, the Sub-adviser is authorized after consultation with the Adviser to obtain, and pay at its own expense, for such information.

B.Limitations on Advisory Services. The Sub-adviser shall perform the services under this Agreement subject to the review of the Adviser and the Board and in a manner consistent with the investment objectives, policies, and restrictions of the Fund as stated in its Registration Statement, as amended from time to time, filed with the Securities and
Exchange Commission, its Articles of Incorporation and Bylaws, as amended from time to time, and the provisions of the Investment Company Act of 1940, as amended.
The Fund has furnished or will furnish the Sub-adviser with copies of the Fund's
Registration Statement, Prospectus, Articles of Incorporation, and Bylaws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-adviser with copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-adviser will be entitled to rely on all documents furnished by the Fund.

                                        ARTICLE III
                              Compensation of the Sub-adviser
A.Investment Advisory Fee. The Adviser, and not the Fund, will pay on the last day of each month as monthly compensation to the Sub-adviser for the services rendered by the Sub-adviser with respect to the Portfolio, as described in
Article II of this Agreement,
based on an annual percentage of the assets of the Portfolio (the "NAV Fee") as set forth below:

               Annual Fee                    Assets
                    .50%                first $25 million
                    .45%                next $50 million
                    .40%                next $25 million
                    .35%                over $100 million
Payment to the Sub-adviser will be made monthly by the Adviser based on the average daily net assets of the Portfolio during each month, calculated as set forth in the then current
Registration Statement of the Fund. If this Agreement is terminated, the payment shall be prorated to the effective date of termination.
B.Allocation of Expenses. The Sub-adviser shall be responsible for all expenses incurred in performing the services set forth in Article II hereof.

These expenses include
only the costs incurred in providing sub-advisory services pursuant to this Agreement (such as compensating and furnishing office space for officers and employees of the Sub-adviser connected with investment and economic research, trading, and investment management of the Portfolio).
As described in the GW Agreement, the Fund and/or the Adviser pays all other expenses incurred in the operation of the Portfolio and all of its general administrative expenses.

                                        ARTICLE IV
                           Portfolio Transactions and Brokerage
The Sub-adviser agrees to determine the securities to be purchased or sold by the
Portfolio, subject to the provisions of Article II regarding co-ordination with and supervision by the Adviser and the Fund's Board of Directors, and to place orders pursuant to its determinations, either directly with the issuer, with any broker dealer or underwriter that specializes in the securities for which the order is made, or with any other broker or dealer selected by the Sub-adviser, subject to the following limitations. The Sub-adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Portfolio and will use its best efforts to obtain the most favorable net results and execution of the Portfolio' orders, taking into account all appropriate factors, including price, dealer spread or commission, if any, size of the transaction, and difficulty of the transaction.
The Sub-adviser is specifically authorized to allocate brokerage and principal business to firms that provide such services or facilities and to cause the Fund to pay a member of a securities exchange or any other securities broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services (as such services are defined in Section
28(e) of the Securities Exchange Act of 1934) provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Sub-adviser's over-all responsibilities with respect to the accounts as to which it exercises investment discretion (as that term is defined in Section 3(a)(35) of the Securities Exchange Act of 1934). The Sub-adviser shall regularly report to the Adviser and the Board with respect to the brokerage commissions incurred by the Portfolio for the purchases and sales of its portfolio securities.
The Adviser and the Board will review the amount of such brokerage commissions and consult with the Sub-adviser in that regard.
Subject to the above requirements and compliance with the provisions of the
Investment Company Act of 1940, the Securities and Exchange Act of 1934, other applicable provisions of law, and the terms of any exemption(s) therefrom, nothing shall prohibit the
Sub-adviser from selecting brokers or dealers with which it or the Fund are affiliated.

                                         ARTICLE V
                               Activities of the Sub-adviser
The services of the Sub-adviser to the Fund under this Agreement are not to be deemed exclusive and the Sub-adviser will be free to render similar services to others so long as the Sub-adviser fulfills its rights and obligations under this Agreement. It is understood that directors, officers, employees and shareholders of the Fund are or may become interested in the Sub-adviser, as directors, officers, employees or shareholders or otherwise, and that directors, officers, employees or shareholders of the Sub-adviser are or may become similarly interested in the Fund, and that the Sub-adviser is or may become interested in the
Fund as shareholder or otherwise.
It is agreed that the Sub-adviser may use any supplemental investment research obtained for the benefit of the Portfolio in providing investment advice to its other investment advisory accounts. The Sub-adviser or its affiliates may use such information in managing their own accounts. Conversely, such supplemental information obtained by the
Sub-adviser for the benefit of the Sub-adviser or other entities advised by the Sub-adviser will be considered by and may be useful to the Sub-adviser in carrying out its obligations to the Fund.
Securities held by the Portfolio may also be held by separate accounts or other mutual funds for which the Sub-adviser or its affiliates act as an adviser or by the Sub-adviser or its affiliates. Because of different investment objectives or other factors, a particular security may be bought by the Sub-adviser or its affiliates or for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Portfolio or other entities for which the Sub-adviser or its affiliates act as investment adviser or for their advisory clients arise for consideration at or about the same time, the Fund agrees that the Sub-advisor may make transactions in such securities, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Sub-adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, the Fund recognizes that there may be an adverse effect on price.
It is agreed that, on occasions when the Sub-adviser deems the purchase or sale of a security to be in the best interests of the Portfolio as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be so sold or purchased for other accounts or companies in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolio and to such other accounts or companies.

                                        ARTICLE VI
                              Effectiveness of the Agreement
The Agreement shall not become effective (and the Sub-adviser shall not serve or act as investment adviser) unless and until it is approved by (i) the Board of Directors of the
Fund including a majority of directors who are not parties to this Agreement or interested persons of any such party to this Agreement; (ii) the shareholders of the Portfolio in accordance with the 1940 Act, and (iii) the Merger of AIM Management Group Inc. and
INVESCO PLC pursuant to the Merger Agreement of November 4, 1996 is consummated and this Agreement shall come into full force and effect on the date on which all of these conditions are met.

                                        ARTICLE VII
                             Term of the Agreement; Amendment
The Agreement shall remain in effect until two years from the date first above-written and shall continue so long as such continuance is annually approved thereafter (a) by the vote of a majority of the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, and (b) by the vote of a majority of the members of the Board, who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the Board shall request and evaluate, and the Sub-adviser shall furnish, such information as may be reasonably necessary to evaluate the terms of this Agreement. This
Agreement:
(a)shall not be terminated by the Sub-adviser without sixty days prior written notice;
(b)shall be subject to termination, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Portfolio, on sixty days written notice to the Sub-adviser;
(c)may be amended only by a written instrument signed by the Fund, the
Adviser and the Sub-adviser; provided that no material amendment of this Agreement shall be effective without specific approval of such amendment by (i) the Board, including a majority of those directors who are not parties to this Agreement or interested persons of such a party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the outstanding shares of the Portfolio; and
(d)shall automatically terminate upon assignment by either party.

                                       ARTICLE VIII
                                       Recordkeeping
The Sub-adviser agrees that all accounts and records which it maintains for the
Portfolio shall be the property of the Fund and that it will surrender promptly to the designated officers of the Fund any or all such accounts and records upon request. The Sub-adviser further agrees to preserve for the period prescribed by the rules and regulations of the Securities and Exchange Commission all such records as are required to be maintained pursuant to said rules. The Sub-adviser also agrees that it will maintain all records and accounts regarding the investment activities of the Fund in a confidential manner. All such accounts or records shall be made available, within five (5) business days of the request, to the Fund's accountants or auditors during regular business hours at the Sub-adviser's offices upon reasonable prior written notice; provided, however, that the Sub-adviser shall be permitted to keep such records or copies thereof for such periods of time as are necessary to comply with the rules and regulations of the Securities and Exchange Commission or other applicable provisions of state or federal law. In addition, the Sub-adviser will provide any materials, reasonably related to the investment sub-advisory services provided hereunder, as may be reasonably requested in writing by the directors or officers of the Fund or as may be required by any governmental agency or self-regulatory organization having jurisdiction.

                                        ARTICLE IX
                               Liability of the Sub-adviser
In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the part of the Sub-adviser or its officers, directors, employees, controlling persons, shareholders, and any other person or entity affiliated with the Sub-adviser, neither the Sub-adviser nor any of its officers, directors, employees, controlling persons, shareholders or any other person or entity affiliated with the Sub-adviser shall be subject to liability to the Fund or to any shareholder or the Adviser for any act or omission in the course of, or connected with, rendering services pursuant to this Agreement, including without limitation any error of judgment or mistake of law or for any loss suffered by the
Fund or any shareholder in connection with the matters to which this Agreement relates.
The federal securities laws impose liabilities under certain circumstances on persons who act in good faith and, therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which the Fund or any shareholder of the Fund may have under any federal securities laws. The Sub-adviser shall not be liable for the acts and omissions of any independent contractor used by it nor for those of any bank, trust company, broker or other person with whom or into whose hands any monies, shares of the Fund, or securities and investments may be deposited or come, pursuant to the provisions of this Agreement.

                                         ARTICLE X
                                      Indemnification
Subject to Article IX, the Sub-adviser agrees and undertakes to hold the Adviser harmless and to indemnify and protect the Adviser from and against any and all lawsuits or other claims brought against the Adviser as a result of the activities of the Sub-adviser under this Agreement, including the activities of the Sub-adviser's officers and directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Sub-adviser or retained by it to perform or assist in the performance of its obligations under this Agreement; provided, however, that in no event is Sub-adviser's indemnity in favor of Adviser deemed to protect Adviser against any liability to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations or duties under this Agreement or the GW Agreement.
The Adviser agrees and undertakes to hold the Sub-adviser harmless and to indemnify and protect the Sub-adviser from and against any and all lawsuits or other claims brought against the Sub-adviser as a result of the activities of the Adviser under this Agreement and the GW Agreement, including the activities of the Adviser's officers, directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Adviser or retained by it to perform or assist in the performance of its obligations under this Agreement or the GW Agreement; provided, however, that in no event is Adviser's indemnity in favor of Sub-adviser deemed to protect Sub-adviser against any liability to which the Sub-adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations or duties under this Agreement.




                                        ARTICLE XI
                      Agreements, Representations and
Indemnification
                              Related to Disclosure Documents
A.The Sub-adviser will cooperate with the Fund and the Adviser in connection with the registration or qualification of units of the Portfolio for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Fund may request and will cooperate with the preparation of the Disclosure Documents (as defined in Article XI.C. below). The
Fund and the Adviser will provide the Sub-adviser with copies of all Disclosure Documents prior to distribution to investors or submission to governmental bodies or self-regulatory organizations and will incorporate its reasonable comments relating to the description of, or services to be provided by, the Sub-adviser or its affiliates, or relating to the description of the investment objectives and policies of the Portfolio.
B.The Fund and the Adviser, jointly and severally, represent and warrant to the
Sub-adviser that the Disclosure Documents will fully comply with the provisions of the
Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the
Investment Company Act of 1940, as amended, and other applicable laws, and the
Disclosure Documents at all such times will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements or omissions in the Disclosure Documents made in reliance upon information furnished to the Fund or the Adviser in writing by the Sub-adviser which the
Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document.

The Fund and the
Adviser will notify the Sub-adviser promptly of the happening of any event which in the judgment of the Fund or the Adviser makes any statement made in the Disclosure
Documents untrue in any material respect or requires the making of any changes in the
Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Fund and the Adviser need not make such notification with respect to information in the
Disclosure Documents based upon information furnished in writing to the Fund or the
Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure
Document.
The Sub-adviser represents and warrants to the Fund and the Adviser that the information furnished in writing by it which the Fund has informed it is to be used, or which the Sub-adviser has acknowledged is to be used, in a particular Disclosure Document, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading as required by the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of
1934, as amended, the Investment Company Act of 1940, as amended, and other applicable laws. The Sub-adviser will notify the Fund and the Adviser promptly of the happening of any event which in the judgment of the Sub-adviser makes any statement made in the
Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Sub-adviser need only make such notification with respect to information in the
Disclosure Documents based upon information furnished in writing to the Fund or the
Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure
Statement.
C. Notwithstanding Article X to the contrary, the Fund and the Adviser, jointly and severally, agree to hold harmless the Sub-adviser, its directors and officers (each such person a "Sub-adviser Indemnified Party"), and each person, if any, who controls the Sub-adviser within the meaning of either Section 15 of the Securities Act of 1933, as amended, or
Section 20 of the Securities Exchange Act of 1934, as amended, from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Fund's Registration Statement or Prospectus, or any amendment or supplement thereto, or in any preliminary prospectus, any other communication with investors or any other submissions to governmental bodies or self-regulatory agencies filed or distributed on or subsequent to the date first above-written (such documents being herein referred to as "Disclosure Documents") or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular
Disclosure Document.
If any action or proceeding (including any governmental investigation) shall be brought or asserted against the Sub-adviser Indemnified Party in respect of which indemnity may be sought from the Fund and the Adviser, the Sub-adviser Indemnified Party shall promptly notify the Fund and the Adviser in writing, and the Fund and the Adviser shall assume the defense thereof, including the employment of counsel satisfactory to the Sub-adviser and the payment of all expenses. The Sub-adviser Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expense of the Sub-adviser
Indemnified Party unless (a) the Fund or the Adviser has agreed to pay such fees and expenses or (b) the Fund or the Adviser shall have failed to assume the defense of such action or proceeding and to employ counsel satisfactory to the Sub-adviser in any such action or proceeding or (c) the named parties to any such action or proceeding (including any impleaded parties) include both the Sub-adviser Indemnified Party and the Fund or the Sub-adviser Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to any of them which are different from or additional to those available to the Fund or the Adviser (in which case, if the Sub-adviser Indemnified Party notifies the Fund and the Adviser in writing that it elects to employ separate counsel at the expense of the Fund and the Adviser, the Fund and the Adviser shall not have the right to assume the defense of such action or proceeding on behalf of the Sub-adviser Indemnified
Party), it being understood, however, that the Fund and the Adviser shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for the Sub-adviser Indemnified Party, which firm shall be designated in writing by the Sub-adviser. Neither the Fund nor the Adviser shall be liable for any settlement of any such action or proceeding effected without their written consent, but if settled with their written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Fund and the Adviser agree to indemnify and hold harmless the Sub-adviser Indemnified Party from and against any loss or liability by reason of such settlement or judgment. It is understood that neither the Fund nor the Adviser may settle on behalf of the Sub-adviser without the consent of the Sub-adviser.
Notwithstanding Article X to the contrary, the Sub-adviser agrees to indemnify and hold harmless the Fund and the Adviser, their directors and officers, and each person, if any, who controls the Fund or the Adviser within the meaning of either
Section 15 of the
Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934, as amended, to the same extent as the foregoing indemnity from the Fund and the Adviser to the Sub-adviser, but only with respect to information furnished in writing by it which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document.

In case any action
or proceeding shall be brought against the Fund or the Adviser, their directors or officers, or any such controlling persons, in respect of which indemnity may be sought against the
Sub-adviser, the Sub-adviser shall have the rights and duties given to the Fund and the
Adviser, and the Fund or the Adviser, their directors or officers, or such controlling persons shall have the rights and duties given to the Sub-adviser, by the preceding paragraph.
D. The agreements, representations and indemnification contained in this Article XI shall remain operative and in full force and effect regardless of
(a) any investigation made
by or on behalf of the Sub-adviser Indemnified Party or by or on behalf of the Fund or the Adviser, its directors and officers, or any person controlling the Fund or the Adviser or (b) any termination of this Agreement.

                                        ARTICLE XII
                                       Governing Law
This Agreement shall be construed in accordance with the laws of the State of
Colorado and the applicable provisions of the Investment Company Act of 1940, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder, including such exemptions therefrom as the Securities and Exchange
Commission may grant. Words and phrases used herein shall be interpreted in accordance with that Act and those rules and regulations. As used with respect to the Portfolio, the term "majority of the outstanding shares" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. To the extent that the applicable laws of the State of Colorado conflict with applicable provisions of the Investment Company Act of
1940, as amended, or the rules and regulations thereunder, such Act, rules and regulations shall control.



                                       ARTICLE XIII
                                       Severability
If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

                                        ARTICLE XIV

                                       Counterparts
This Agreement may be executed in any number of counterparts, and by separate parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

                                        ARTICLE XV
                                     Sales Literature
The Adviser will not use the Sub-adviser's name in Fund sales literature without prior review and approval by the Sub-adviser, which will not be unreasonably withheld or delayed.

                                        ARTICLE XVI
                                          Notices
Any notice under this Agreement shall be in writing and shall be deemed given (a) upon person delivery, (b) on the first business day after receipted delivery to a courier service that guarantees next business day delivery, under circumstances in which such guaranty is applicable or (c) on the earlier of delivery or three business days after mailing by United States certified mail, postage and fees prepaid, to the appropriate party at the address set forth below, or to such other address as the party so notifies the others in writing.

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officials duly authorized, as of the day and year first above written.



Witness:                G W CAPITAL MANAGEMENT, INC.



                        By:

                        Address:            8515 East Orchard Road
                                            Englewood, CO  80111
                                            Attn:  General Counsel



Witness:                INVESCO TRUST COMPANY



                        By:

                        Address:            7800 East Union Ave.,
                                            Suite 800
                                            Denver, CO  80237
                                            Attn:  General Counsel



Witness:                MAXIM SERIES FUND, INC.



                        By:

                        Address:            8515 East Orchard Road
                                            Englewood, CO  80111
                                            Attn:  Secretary

                                        EXHIBIT B


Funds Advised by the Sub-Adviser or an Affiliated Entity of Sub-Adviser with Similar
Investment Objectives and Strategies to those of the Fund:

Balanced Funds


Balanced
Funds

1940 Act
Objective

Adviser

Sub-Adviser

Advisory Fee
Rate (based on
average net
assets)

Sub-Advisory
Fee Rate (based
on average net
assets)

Net Assets (at
October 31,
1996)


Balanced
Fund*

Capital
Appreciation
and Income

INVESCO
 Funds Group,
Inc.

INVESCO
 Trust
Company

 .60% of the first
$350 million;
 .55% of the next
$350 million;
 .50% over
 $700 million

 .30% of the first
$350 million;
 .275% of the next
$350 million;
 .25% over
$700 million

$130,629,237


Multi-Asset
 Allocation
Fund*

Capital
Appreciation
and Income

INVESCO
 Funds Group,
 Inc.

INVESCO
 Management &
Research,
Inc.

 .75% of the first
$500 million;
 .65% of the next
$500 million;
 .50% over
 $1 billion

 .375% of the first
$500 million;
 .325% of the next
 $500 million;
 .25% over
$1 billion

$12,702,769


Total Return
 Fund

Capital
 Appreciation
 and Income

INVESCO
 Funds Group,
Inc.

INVESCO
 Capital
Management,
Inc.

 .75% of the first
$500 million;
 .65% of the next
$500 million;
 .50% over
$1 billion

 .20% of the first
 $500 million;
 .17% of the next
$500 million;
 .13% over
$1 billion

$1,129,593,849


MultiFlex
Portfolio

Capital
Appreciation
and Income

INVESCO
 Services, Inc.

INVESCO
 Management &
Research,
Inc.

1%

 .35% of the first
$500 million;
 .25% over
$500 million

$243,766,866


Flex Portfolio*

Capital
Appreciation
and Income

INVESCO
 Services, Inc.

INVESCO
 Capital
Management,
Inc.

 .75%

 .20%

$473,695,882


VIF-Total
Return
Portfolio*

Capital
Appreciation
and Income

INVESCO
 Funds Group,
Inc.

INVESCO
 Capital
Management,
Inc.

 .75% of the first
$500 million;
 .65% of the next
$500 million;
 .55% over
 $1 billion

 .375% of the first
$500 million;
 .325% of the next
$500 million;
 .275% over
$1 billion

$12,525,451


 * Indicates whether fee has been waived or absorbed during the Fund's past fiscal year.

                                        EXHIBIT B

Funds Advised by the Sub-Adviser or an Affiliated Entity of Sub-Adviser with Similar
Investment Objectives and Strategies to those of the Fund:

Growth & Value Funds

Growth &
Value
Funds

1940 Act
Objective

Adviser

Sub-Adviser

Advisory Fee
Rate (based on
average net
assets)

Sub-Advisory
Fee Rate
(based on
average net
assets)

Net Assets (at
October 31,
1996)


Value Equity
Fund

Capital
Appreciation
and Income

INVESCO
Funds Group,
Inc.

INVESCO
Capital
Management,
 Inc.

 .75% of the first
$500 million;
 .65% of the next
$500 million;
 .50% over
$1 billion

 .20% of the first
$500 million;
 .17% of the next
$500 million;
 .13% over
$1 billion

$221,736,052


Growth Fund

Long-Term
Capital
Growth;
Current
Income
Secondary

INVESCO
Funds Group,
Inc.

INVESCO
Trust
Company

 .60% of the first
$350 million;
 .55% of the next
$350 million;
 .50% over
$700 million

 .25% of the first
$200 million;
 .20% over
$200 million

$650,140,716


Dynamics
Fund

Capital
Appreciation

INVESCO
Funds Group,
Inc.

INVESCO
Trust
Company

 .60% of the first
$350 million;
 .55% of the next
$350 million;
 .50% over
$700 million

 .25% of the first
$200 million;
 .20% over
$200 million

$836,458,920


Emerging
   Growth Fund

Long-Term
Capital
Growth

INVESCO
Funds Group,
Inc.

INVESCO
Trust
Company

 .75% of the first
$350 million;
 .65% of the next
$350 million;
 .55% over
$700 million

 .25% of the first
$200 million;
 .20% over
$200 million

$275,668,167


Small
   Company
   Fund*

Long-Term
Capital
Growth

INVESCO
Funds Group,
Inc.

INVESCO
Management
& Research,
 Inc.

 .75%

 .375%

$47,292,558


Equity
   Portfolio

Capital
Appreciation
and Income

INVESCO
Services, Inc.

INVESCO
Management
& Research,
 Inc.

 .75%

 .20%

$134,188,186


John Hancock
Variable Series
Trust - Small
Cap Value
Fund

Aggressive
Growth

John Hancock
Mutual
 Life
 Insurance
 Company

INVESCO
Management
& Research,
 Inc.

 .80% of the first
$100 million;
 .75% of the next
$100 million;
 .65% over
$200 million

 .55% of the first
$100 million;
 .50% of the next
$100 million;
 .40% over
$200 million

$9,621,404

 * Indicates whether fee has been waived or absorbed during the Fund's past fiscal year.